PROSPECTUS

MAY 1, 2007

SINGLE PREMIUM IMMEDIATE ANNUITIES

Single Premium Immediate Variable Annuity Contracts Funded Through

TIAA-CREF Life Separate Account VA-1 of TIAA-CREF Life Insurance Company

This prospectus describes information you should know before investing in the single premium immediate variable annuity contracts (SPIAs) offered by TIAA-CREF Life Insurance Company (TIAA-CREF Life) and funded through the TIAA-CREF Life Separate Account VA-1 (the separate account). Before you invest, please read this prospectus carefully, along with the accompanying fund prospectus, and keep it for future reference.

The contracts are designed to provide you with a stream of income for the life of the named annuitant(s) or for a specified period of time you select. You can choose a combination of fixed and variable annuity payments by allocating your single premium to a TIAA-CREF Life fixed account or to one or more of the following eight separate account variable investment accounts:

■ Growth Equity ■ Growth & Income ■ International Equity ■ Large-Cap Value	■ Small-Cap Equity ■ Stock Index ■ Social Choice Equity ■ Real Estate Securities

As with all variable annuities, your variable annuity payments will increase or decrease, depending on how well the investment account’s underlying mutual fund investment performs over time. TIAA-CREF Life doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.

More information about the separate account and the contracts is on file with the Securities and Exchange Commission (SEC) in a “Statement of Additional Information” (SAI) dated May 1, 2007. You can receive a free SAI by writing us at TIAA-CREF Life, 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), or by calling 800 223-1200. The SAI is “incorporated by reference” into the prospectus; that means it’s legally part of the prospectus. The SAI’s table of contents is on the last page of this prospectus. The SEC maintains a Website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the separate account.

The contracts or certain investment options under the contracts will not be available to you unless approved by the regulatory authorities in your state.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the contracts is not a deposit of the TIAA-CREF Trust Company, FSB, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Other Information	24

General Matters	27

Table of Contents for the Statement of Additional Information	29

Appendix A—Condensed Financial Information	30

This prospectus outlines the terms of the single premium immediate variable annuities issued by TIAA-CREF Life. It doesn’t constitute an offering in any jurisdiction where such an offering can’t lawfully be made. No dealer, salesman, or anyone else is authorized to give any information or to make any representation about this offering other than what is contained in this prospectus. If anyone does so, you shouldn’t rely on it.

DEFINITIONS

Throughout the prospectus, “TIAA-CREF Life,” “we,” and “our” refer to TIAA-CREF Life Insurance Company. “You” and “your” mean any contractowner or any prospective contractowner.

1940 Act.  The Investment Company Act of 1940, as amended.

Annuitant.  The natural person whose life is used to determine the amount of annuity payments and how long those payments will be made.

Annuity Unit.  A measure used to calculate the amount of each variable annuity payment made under a contract.

Assumed Investment Return.  4%. This is the assumed annual rate of return used in calculating the amount of each variable annuity payment.

Beneficiary.  The person or institution selected by the contractowner to become the new contractowner if the contractowner dies while any annuity payments remain due.

Business Day.  Any day that the New York Stock Exchange (NYSE) is open for trading. A business day ends at 4 p.m. Eastern Time, or when regular trading closes on the NYSE, if earlier.

Calendar Day.  Any day of the year.

Commuted Value.  The amount we will pay under certain circumstances in a lump sum instead of the remaining series of annuity payments. It’s less than the total of the future payments, because the future interest we’ve assumed in computing the series of payments won’t be earned if payment is made in one sum. For the fixed account, the commuted value is the sum of payments less the interest that would have been earned from the effective date of the commuted value calculation to the date each payment would have been made. For any variable investment account, the commuted value is based on interest at an effective annual rate of 4%, calculated using the amounts that would have been paid if periodic payments were to continue and the annuity unit value used for each payment equaled the value as of the effective date of the calculation.

Contracts.  The One-Life Annuity, the Two-Life Annuity, and the Fixed-Period Annuity single premium immediate annuity contracts.

Contractowner.  The person (or persons) who controls all the rights and benefits under a contract.

Current Value.  The present value of the future annuity payments, which for variable payments is computed using the assumption that the relevant investment account has an effective annual rate of 4%. In the case of the One-Life and Two-Life Annuities, the present value is determined based on the age of the annuitant(s), if alive; the remaining guaranteed period, if any; the frequency of payment; and the mortality tables used to determine the initial amount of annuity payments. In the case of the Fixed-Period Annuity, it is determined based on the last periodic payment date and the frequency of payment. This “current value” definition is used in determining the value of a refund in the event a contract is cancelled during the free look period.

Single Premium Immediate Annuities Prospectus	3

Fixed Account.  The account under the contract supporting fixed annuity payments funded by assets in TIAA-CREF Life’s General Account.

General Account.  All of TIAA-CREF Life’s assets other than those allocated to the separate account or to any other TIAA-CREF Life separate account.

Income Change Method.  The method you select for how often your variable annuity payments will be revalued. You can choose a monthly or annual income change method.

Income Option.  The form of annuity benefit that you select under the Two-Life Annuity. The income options for the Two-Life Annuity are: the Two-Life Annuity with Full Benefit While Either Annuitant Survives; the Two-Life Annuity with Two-Thirds Benefit While Either Annuitant Survives; and the Two-Life Annuity with One-Half Benefit While Second Annuitant Survives First Annuitant.

IRC.  The Internal Revenue Code of 1986, as amended.

Issue Date.  The day that the contract is issued and becomes effective.

Premium.  The amount you invest in the contract.

Present Value.  The present value of a series of payments is the lump sum amount that is the current equivalent of a series of future payments calculated on the basis of a specified interest rate and, where applicable, mortality table.

Second Annuitant.  The natural person whose life, together with the annuitant’s life, is used to determine the amount of annuity payments and how long those payments will be made under the Two-Life Annuity.

Separate Account.  TIAA-CREF Life Separate Account VA-1.

TIAA.  Teachers Insurance and Annuity Association of America.

TIAA-CREF Life.  TIAA-CREF Life Insurance Company, an indirect wholly-owned subsidiary of TIAA.

Valuation Day.  Any day the NYSE is open for trading, as well as the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the separate account are principally traded. Valuation days that aren’t business days end at 4 p.m. Eastern Time.

Valuation Period.  The period that starts at the close of regular trading on the NYSE (usually 4 p.m. Eastern Time) on any valuation day and ends at the close of regular trading on the next succeeding valuation day.

4	Prospectus Single Premium Immediate Annuities

SUMMARY

Read this summary together with the detailed information you’ll find in the rest of the prospectus.

WHAT ARE TIAA-CREF LIFE’S SINGLE PREMIUM IMMEDIATE ANNUITIES (SPIAs)?

TIAA-CREF Life’s Single Premium Immediate Annuities (SPIAs) allow you, the owner, to apply a single sum of money to one of three types of annuity contracts and receive a stream of income for the life of the named annuitant(s) (which may be you or another person) or for a specified period of time you select. The types of contracts we offer are:

•	the One-Life Annuity, which pays income as long as the annuitant lives or until the end of an optional specified guaranteed period, whichever is longer;

•

Two-Life Annuity, which pays income as long as either the annuitant or the second annuitant is alive or until the end of an optional specified guaranteed period, whichever is longer, and which, after the death of an annuitant, continues at either the same or a reduced level for the life of the other annuitant; and

•	the Fixed-Period Annuity, which pays income to you for a fixed period of between 5 and 30 years.

A contract is available to you provided it has been approved by the insurance department of your state of residence.

WHAT ARE MY INVESTMENT OPTIONS UNDER THE CONTRACTS?

Under TIAA-CREF Life’s SPIAs, you can choose fixed or variable annuity payments (or any combination of fixed and variable payments) by allocating your single premium to the fixed account or to one or more of the separate account’s variable investment accounts. Annuity payments from the fixed account are guaranteed over the life of the contract. Annuity payments from the separate account’s variable investment accounts increase or decrease, depending on how well the funds underlying the investment account perform over time. Your payments will also change depending on the income change method you choose— i.e., whether you choose to have your payments revalued monthly or annually. Currently, the separate account has eight variable investment accounts which invest in the following funds of the TIAA-CREF Life Funds:

•Growth Equity	•Small-Cap Equity
•Growth & Income	•Stock Index
•International Equity	•Social Choice Equity
•Large-Cap Value	•Real Estate Securities

TIAA-CREF Life doesn’t guarantee the investment performance of the funds or the variable investment accounts, and you bear the entire investment risk.

Single Premium Immediate Annuities Prospectus	5

If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin: If in your application you allocated any portion of the premium to the variable investment accounts, that portion of the premium will initially be applied to the general account until seven days plus the number of days in the free look period applicable in your state have passed from the issue date of your contract. At that time, the amount applied to the general account, plus any interest credited on the amount, will automatically be transferred to the variable investment accounts you have chosen, and the number of annuity units payable from each variable investment account will be determined as of that date. While this amount is held in the general account, it will be credited with interest at a rate guaranteed not to be less than an effective annual rate of 2.50%.

MAY I CHANGE THE ACCOUNTS FROM WHICH ANNUITY PAYMENTS ARE MADE AND HOW OFTEN MY PAYMENTS ARE VALUED UNDER THE CONTRACT?

You will be able to “transfer” all or part of the future annuity income payable one time each calendar quarter from each variable investment account to another variable investment account or to the fixed account. One time in a calendar year, under the One-Life or Two-Life Annuities, you will also be able to transfer the present value of future amounts payable from the fixed account to any of the variable investment accounts (provided they are equity accounts), with certain conditions. Once a year you also may change how frequently your payments from a variable investment account are valued, i.e., you may change your income change method. For more details on transfers and changing your income change method, see “Changing Investment Accounts and Income Change Methods,” page 14.

WHAT EXPENSES MUST I PAY UNDER THE CONTRACTS?

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

This first table lists certain categories of contractowner transaction expenses for comparative purposes. State premium taxes may be deducted depending on your state.

CONTRACTOWNER TRANSACTION EXPENSES
Sales load imposed on purchases (as a percentage of premiums)	None
Deferred sales load (as a percentage of premiums or amount surrendered, as applicable)	None
Premium taxes (as a percentage of premiums, if applicable)(1)	1.0–3.5%
Surrender fees (as a percentage of amount surrendered)	None
Exchange fee	None
(1)	Only applicable in certain states. Where TIAA-CREF Life is required to pay this premium tax, it may deduct the amount of the premium tax paid from any premium payment.

6	Prospectus Single Premium Immediate Annuities

This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average account value)
	Maximum Contractual Fees(1)	Fee Waiver(1)	Current Charges(1)
Annual Contract Fees	None	None	None
Mortality and expense risk charge	1.00%	0.60%	0.40%
Administrative expense charge	0.20%	0.00%	0.20%
Total separate account annual charges	1.20%	0.60%	0.60%
(1)	TIAA-CREF Life has waived 0.60% of the mortality and expense risk charge, so that total current separate account annual charges are 0.60%. TIAA-CREF Life will provide at least three months’ notice before it raises these charges above 0.60%.

TIAA-CREF LIFE FUNDS ANNUAL EXPENSES (as a percentage of fund average net assets)

These next two tables show the operating expenses charged by the various TIAA-CREF Life Funds available under your contract that you may pay periodically during the time you own the contract. The first table shows the highest and lowest total operating expenses charged by these funds for the year ended December 31, 2006. The next table provides greater detail on the total operating expenses charged by each fund, and shows the total separate account and fund annual expenses. Expenses of the funds may be higher or lower in the future. More detail concerning each fund’s fees and expenses is also contained in the TIAA-CREF Life Funds prospectus.

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES
	Minimum Expenses	Maximum Expenses
Total expenses that are deducted from fund assets, including management fees and other expenses	0.06%	0.29%

Single Premium Immediate Annuities Prospectus	7

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

	Management (investment advisory) Fees	Acquired Fund Fees and Expenses	Other Expenses(1)	Total Annual Fund Operating Expenses	Total Separate Account and Fund Annual Expenses(2)
Growth Equity Fund	0.25%	None	None	0.25%	0.85%
Growth & Income Fund	0.23%	None	None	0.23%	0.83%
International Equity Fund	0.29%	None	None	0.29%	0.89%
Large-Cap Value Fund	0.24%	None	None	0.24%	0.84%
Small-Cap Equity Fund	0.10%	None	None	0.10%	0.70%
Stock Index Fund	0.06%	None	None	0.06%	0.66%
Social Choice Equity Fund(3)	0.07%	0.01%	None	0.08%	0.68%
Real Estate Securities Fund(3)	0.25%	0.01%	None	0.26%	0.86%
(1)	Because Teachers Advisors Inc. (“Advisors”), the investment manager of the TIAA-CREF Life Funds, is responsible for providing or obtaining at its own expense all services necessary to operate the TIAA-CREF Life Funds on a day-to-day basis, the Funds’ Other Expenses are included in the management fee.
(2)	If TIAA-CREF Life imposed the full amount of the administrative expense and mortality and expense risk charges, total annual separate account and fund expenses would be 1.45% for the Growth Equity Fund, 1.43% for the Growth & Income Fund, 1.49% for the International Equity Fund, 1.44% for the Large-Cap Value Fund, 1.30% for the Small-Cap Equity Fund, 1.26% for the Stock Index Fund, 1.28% for the Social Choice Equity Fund, and 1.46% for the Real Estate Securities Fund.
(3)	Due to new SEC requirements, “Total Annual Fund Operating Expenses” now include the Social Choice Equity and Real Estate Securities Funds’ proportionate amount of the expenses of other investment vehicles in which they invest (referred to as “Acquired Fund Fees and Expenses” in the above table and in the funds’ prospectus). These Acquired Fund Fees and Expenses are not paid directly by fund shareholders. Instead, shareholders bear these expenses indirectly because they reduce the performance of the investment vehicles in which the funds invest. Therefore, these funds’ actual operating expenses will continue to be 0.07% and 0.25%, respectively (which will correlate with the expenses shown in the funds’ shareholder reports), and the actual combined separate account and fund expenses will continue to be 0.67% and 0.85%, respectively.

Fund expenses are deducted from each underlying fund before TIAA-CREF Life is provided with the fund’s daily net asset value. TIAA-CREF Life then deducts separate account charges from the net asset value of the corresponding investment account.

Examples

The next two tables provide examples that are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, separate account annual expenses, and fund fees and expenses.

These examples assume that you invest $10,000 in the contract for the time periods indicated. (Note that, notwithstanding this standard $10,000 example, the minimum investment is $25,000.) The examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of the funds.

The first example assumes that the current separate account fee waivers are in place for each period. The second example assumes that there is no waiver of separate account charges.

8	Prospectus Single Premium Immediate Annuities

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example With Fee Waivers
	1 Year	3 Years	5 Years	10 Years
Growth Equity Account	$87	$271	$471	$1,049
Growth & Income Account	$85	$265	$460	$1,025
International Equity Account	$91	$284	$493	$1,096
Large-Cap Value Account	$86	$268	$466	$1,037
Small-Cap Equity Account	$72	$224	$390	$871
Stock Index Account	$67	$211	$368	$822
Social Choice Equity Account	$68	$214	$373	$835
Real Estate Securities Account	$87	$271	$471	$1,049

Example Without Fee Waivers
	1 Year	3 Years	5 Years	10 Years
Growth Equity Account	$148	$459	$792	$1,735
Growth & Income Account	$146	$452	$782	$1,713
International Equity Account	$152	$471	$813	$1,779
Large-Cap Value Account	$147	$456	$787	$1,724
Small-Cap Equity Account	$132	$412	$713	$1,568
Stock Index Account	$128	$400	$692	$1,523
Social Choice Equity Account	$129	$403	$697	$1,534
Real Estate Securities Account	$148	$459	$792	$1,735

These tables are provided to help you understand the various expenses you would bear directly or indirectly as an owner of a contract. Remember that they don’t represent actual past or future expenses or investment performance. Actual expenses may be higher or lower. For more information, see “The Contract Charges,” page 20.

For condensed financial information pertaining to each variable investment account, please see Appendix A.

HOW DO I PURCHASE A CONTRACT?

To purchase a contract, you must complete an application and make a premium payment of at least $25,000. For details, see “Purchasing a Contract and Remitting Your Premium,” page 10.

Single Premium Immediate Annuities Prospectus	9

MAY I CANCEL MY CONTRACT?

You can examine the contract and return it to TIAA-CREF Life for a refund, until the end of the “free look” period specified in your contract. We’ll refund the current value of your contract calculated as of the date your refund request is postmarked and properly addressed with postage pre-paid or, if it’s not postmarked, as of the day we receive it. (Note that the current value of your contract may be less than your premium.) In Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia and Wisconsin, where we are required to return your premium, we’ll refund your full premium less any payments made as of the date we receive your request. In all cases, we will send you the refund within 7 days after we receive your refund request and your contract. Any premium taxes and expense charges deducted from the premium also will be refunded.

THE SPIA CONTRACTS

This prospectus describes the individual single premium immediate variable annuities (SPIAs) offered by TIAA-CREF Life Insurance Company. The rights and benefits under the contracts are summarized below. However, the descriptions you read here are qualified entirely by the contracts themselves. The contracts are not available to residents in those states where we haven’t yet received regulatory approval.

Under the SPIA contracts, TIAA-CREF Life promises to pay you, the owner, an income in the form of annuity payments. You choose the frequency of these payments. You can use the contracts to provide you with a stream of income for the life of the named annuitant(s) (which may be you or another person) or for a specified period of time you select. How long we make annuity payments under the contract will depend on the type of contract you choose: a One-Life Annuity, a Two-Life Annuity, or a Fixed-Period Annuity, as well as the length of any guaranteed period you choose.

The SPIA contracts include both fixed and variable components—that is, you can allocate your single premium between the fixed account or one or more separate account variable investment accounts. Annuity payments from the fixed account are guaranteed by TIAA-CREF Life over the life of the contract. Annuity payments from the separate account’s variable investment accounts increase or decrease, depending on how well the funds underlying the investment account perform over time. Your variable payments will also change depending on the income change method you choose—i.e., whether you choose to have your payments revalued monthly or annually.

PURCHASING A CONTRACT AND REMITTING YOUR PREMIUM

The Premium. We’ll issue you a contract as soon as we receive your completed application and your premium at our home office. Please send your

10	Prospectus Single Premium Immediate Annuities

check, payable to TIAA-CREF Life Insurance Company, along with the application to:

TIAA-CREF

Single Premium Immediate Annuity

P.O. Box 532008

Atlanta, GA 30353-2008

Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the account owner cannot be identified from the face of the check. The premium must be for at least $25,000. Additional premiums are not permitted. We will credit your premium within two business days after we receive all necessary information or the premium itself, whichever is later. If we don’t have the necessary information within five business days, we’ll return your premium unless you instruct us otherwise upon being contacted.

We reserve the right to reject any premium payment or to place dollar limitations on the amount of a premium. If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, we may be required to reject a premium payment. We may also be required to block a contract owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Federal law requires us to obtain, verify and record information that identifies each person who opens an account. Until we receive the information we need, we may not be able to effect transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.

Electronic Payment. You may pay your premium by electronic payment. A federal wire is usually received the same day and an ACH is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although ACH is usually less expensive than a federal wire. Here’s what you need to do:

1.	Send us your application;

2.	Instruct your bank to wire money to:

Citibank, N.A.

ABA Number 021000089

New York, NY

Account of : TIAA-CREF Life Insurance Company

Account Number: 4068-4865

Single Premium Immediate Annuities Prospectus	11

3.	Specify on the wire:

•	Your name and address

•	Social Security Number(s) or Taxpayer Identification Number

•	Specify code “SPIA”

ANNUITY PAYMENTS

You may elect to receive monthly, quarterly, semi-annual or annual payments under any of the SPIA contracts. If your annuity payments would be less than $100 under the payment option you choose, we may make annuity payments less frequently than that.

Your first annuity payment date will be specified in your contract. If you choose monthly payments, the first annuity payment date will either be the first day of the next month, or the first day of the month after that if your premium is received after the 20th day of a month. If you choose quarterly, semi-annual or annual payments, your first annuity payment date will be the first day of the month that is either three months, six months, or twelve months, as applicable, following the month we receive your premium. We will generally issue your subsequent payments on the first of a month, at monthly, quarterly, semi-annual, or annual intervals from your first annuity payment date. Your first annuity check may be delayed while we process and calculate the amount of your initial payment.

We’ll send your payments by mail to your home address or (at your request) by mail or electronic funds transfer to your bank (although technically we have the right to make all annuity payments payable at TIAA-CREF Life’s home office). If the address or bank where you want your payments changes, it’s your responsibility to let us know. We can send payments to your residence or most banks abroad.

Annuity payments are subject to our financial strength and claims paying ability.

PAYMENTS FROM THE FIXED ACCOUNT

On the contract issue date, the dollar amount of each annuity payment is fixed, based on:

•	the amount of your premium

•	whether the contract is a One-Life, Two-Life or Fixed-Period Annuity

•	the length of the fixed period or guaranteed period, as applicable

•	the frequency of payment you choose

•	the age of the annuitant and any second annuitant, as applicable

•	the interest rates then in effect

•	the income option selected, in the case of the Two-Life Annuity, and

•	the mortality basis then in effect, in the case of One-Life or Two-Life Annuities

Subsequent fixed payments will be for the same amount (except in the case of a Two-Life Annuity, in which fixed payments may change upon the annuitant’s

12	Prospectus Single Premium Immediate Annuities

death). The amount of each annuity payment from the fixed account does not change as a result of the investment experience of any variable investment account.

PAYMENTS FROM THE VARIABLE INVESTMENT ACCOUNTS

The amount of variable annuity payments we pay will depend upon the number and value of your annuity units in a particular investment account. The number of annuity units you purchase is determined on the contract issue date. (If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin, the number of annuity units you purchase will be determined as of the date that we transfer your temporary investment in the general account to the variable investment accounts, i.e., seven days plus the number of days in the free look period applicable in your state, calculated from the issue date of your contract.) Annuity unit values are calculated as of each valuation day based primarily on the net investment results of the funds underlying the particular investment account. For the formulas used to determine annuity unit values, see the SAI.

Your initial annuity payments will be determined based on:

•	the amount of your premium

•	whether the contract is a One-Life, Two-Life or has a guaranteed period or is a Fixed-Period Annuity

•	the length of the fixed period or guaranteed period, as applicable

•	the frequency of payment you choose

•	the age of the annuitant and any second annuitant, as applicable

•	in the case of the Two-Life Annuity, the income option selected

•	an assumed annual investment return of 4%, and

•	the mortality basis then in effect, in the case of One-Life or Two-Life Annuities

Over the life of the contract, payments will go up or down based on the investment experience of the funds underlying the variable investment accounts relative to the 4% assumed annual investment return, and whether you choose to have your payments revalued monthly or annually (i.e., your choice of income change method). In general, your payments will increase if the performance of the variable investment account (net of expenses) is greater than 4% and decrease if the performance is less than 4%.

You may choose either an annual or monthly income change method for your variable annuity payments. Under the annual income change method, the amount of payments from the variable investment accounts will change each May 1, based on the net investment results of the funds underlying the investment account during the prior year (April 1 through March 31). Under the monthly income change method, payments from the variable investment accounts will change

Single Premium Immediate Annuities Prospectus	13

every month, based on the net investment results during the previous month. The amount of your next payment will be determined as of the 20th day of each month (or, if the 20th is not a business day, the prior business day).

For a more complete discussion of how we determine the amount of variable annuity payments, see “Calculating Variable Annuity Payments” on page 17 and the SAI.

CONTRACT OPTIONS

At the current time, you may purchase a One-Life Annuity, a Two-Life Annuity, or a Fixed-Period Annuity. Each of these contracts uses a different method to determine the duration of annuity income payments. The total value of annuity payments made to you (or your beneficiary) may be less than the premium you paid depending on the duration of your contract.

•

One-Life Annuity. This option pays you or your beneficiary income as long as the annuitant lives, with or without an optional guaranteed period. If you elect a guaranteed period (10, 15 or 20 years) and the annuitant dies before it’s over, annuity income payments will continue to you or your beneficiary until the end of the period. The guaranteed period may be limited by applicable tax laws. If you do not elect a guaranteed period, all annuity income payments end when the annuitant dies—so that it’s possible for you to receive only one payment if the annuitant dies before the second payment is made, two payments if the annuitant dies before the third payment is made, etc.

•

Two-Life Annuity. This option pays income to you or your beneficiary as long as the annuitant or second annuitant live or until the end of an optional specified guaranteed period, whichever period is longer. The guaranteed period may be limited by applicable tax laws. There are three types of income options under the Two-Life Annuity, all available with or without a guaranteed period—Two-Life Annuity with Full Benefit While Either Annuitant Survives, Two-Life Annuity with Two-Thirds Benefit While Either Annuitant Survives, and Two-Life Annuity with One-Half Benefit While Second Annuitant Survives First Annuitant.

•

Fixed-Period Annuity. This option pays you or your beneficiary income for a stated period of not less than five nor more than thirty years. At the end of the period you’ve chosen, payments stop. The period you choose may be limited by applicable tax laws.

CHANGING INVESTMENT ACCOUNTS AND INCOME CHANGE METHODS

You will be able to “transfer” all or part of the future annuity payments one time in each calendar quarter from each variable investment account to another variable investment account or to the fixed account. One time in a calendar year, under the One-Life and Two-Life Annuities, you will also be able to transfer the present value of future amounts payable from the fixed account to any of the variable investment accounts (provided they are equity accounts), either in a lump sum of up to 20% of annuity income in any year, or in installment payments

14	Prospectus Single Premium Immediate Annuities

over a five year period. Once income has been transferred from the fixed account to a variable investment account it cannot be transferred back to the fixed account. You may not transfer payments from the fixed account to the variable investment accounts under the Fixed-Period Annuity. All transfers must consist of a periodic payment of at least $100 or the entire payment.

We’ll process your transfer as of the business day we receive your request. Alternatively, you can choose to have a transfer take effect at the close of any future business day, or the last calendar day of the current or any future month, even if it’s not a business day. Transfers under the annual income change method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income change method and all transfers into or out of the fixed account will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin, during the period in which any portion of your premium is temporarily held in the general account, no transfers may be made. For more on how we calculate transfer amounts, see “Calculating Variable Annuity Payments,” page 17.

You can switch between the annual and monthly income change methods at any time, and the switch will go into effect on March 31.

To request a transfer or to switch your income change method, call our Planning and Service Center toll free at 1 800 223-1200 or write to TIAA-CREF Life’s home office at 730 Third Avenue, New York, NY 10017-3206. Please note that telephone transactions may not always be available.

MARKET TIMING/LIMITATIONS ON “TRANSFER”

Variable annuity contractowners could try to profit from transferring money back and forth among investment accounts in an effort to “time” the market. As money is shifted in and out of these accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. These costs are borne by all contractowners, including long-term investors who do not generate the costs.

Under this SPIA contract, market timing is unlikely, due to the nature of the contract and its transfer limitations. In particular, transfers of all or part of the future annuity income payable are available only one time each calendar quarter from each variable investment account to another variable investment account or to the fixed account. Transfers of the present value of future amounts payable from the fixed account to any of the variable investment accounts are available only one time in a calendar year, with certain conditions.

Single Premium Immediate Annuities Prospectus	15

The TIAA-CREF Life Funds may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The TIAA-CREF Life Funds prospectus describes any such policies and procedures. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading policies and procedures of the TIAA-CREF Life Funds. However, we have entered into a written agreement, as required by SEC regulation, with the principal underwriter of the TIAA-CREF Life Funds that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the market timing and excessive trading policies established by the fund.

We seek to apply our transfer policies uniformly to all contractowners. No exceptions are made with respect to the policies. The contract is not appropriate for market timing. You should not invest in the contract if you want to engage in market timing activity.

RECEIVING A LUMP SUM PAYMENT

You or your beneficiary have the right to receive in a lump sum the commuted value of any periodic payments or other amounts remaining due (i) from a One-Life or Two-Life Annuity if the annuitant(s) dies during the guaranteed period, or (ii) under a Fixed-Period Annuity from the variable investment accounts. (Under the One-Life and Two-Life Annuities, no lump sum payment is available during the lifetime of annuitant(s), or if the annuitant dies after the end of the guaranteed period. Under a Fixed-Period Annuity, a lump sum payment from the fixed account is only available to your beneficiaries after your death.)

The commuted value will be less than the total of the future payments, because the future interest we’ve assumed in computing the series of payments won’t be earned if payment is made in one sum. The effective date of the calculation of the commuted value is the business day on which we receive the request for a commuted value, in a form acceptable to us. You can also defer the effective date to a future business day acceptable to us.

A lump sum payment is subject to tax and may be subject to a 10% penalty tax if made before age 59 1/2. (See “Federal Income Taxes.”)

DEATH OF THE CONTRACTOWNER

If you (the owner) die, your designated beneficiar(ies) or, if none, the person chosen as the annuitant or second annuitant (if applicable), will become the owner and remaining annuity income payments will be made to him or her. If there is no surviving beneficiary and the annuitant and second annuitant, if any, has died before the end of a guaranteed period, the commuted value of any payments remaining due will be paid in one sum to your estate.

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When you fill out an application for a contract, you can name one or more beneficiaries or contingent beneficiaries. You can change your beneficiary at any time. For more information on designating beneficiaries, contact TIAA-CREF Life or your legal adviser.

CALCULATING VARIABLE ANNUITY PAYMENTS

The amount of each variable annuity payment from each investment account is equal to the number of annuity units payable multiplied by the then-current value of one annuity unit for the variable investment account and income change method you chose.

Determining the Number of Annuity Units Payable. The number of annuity units you purchase under the contract is derived by dividing the portion of the premium (net of any premium taxes) you allocated to a particular investment account and income change method by the product of the annuity unit value for that investment account and income change method, and an annuity factor that represents the present value of an annuity that continues for as long as annuity payments would need to be paid. The annuity factor will reflect an interest rate for discounting future payments of 4 percent, the timing and frequency of future payments, and, if applicable, the mortality assumptions for the person(s) on whose life or lives the annuity payments will be based. Mortality assumptions will be based on the mortality basis then in effect under the contract.

The number of annuity units for each variable investment account and income change method under a contract is generally determined on the contract issue date and remains fixed unless there is a “transfer” of annuity units or you change your income change method. The number of annuity units payable from a particular investment account and income change method under your contract will be reduced by the number of annuity units you transfer out of that investment account or income change method. The number of annuity units payable will be increased by any internal transfers you make to that investment account and income change method. If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin, the number of annuity units payable from each variable investment account will be determined as of the date that we transfer your temporary investment in the general account to the variable investment accounts. See “Temporary Investment in the General Account” on page 19.

Computing Annuity Unit Values. The annuity unit value for each investment account is calculated separately for each income change method for each business day and for the last calendar day of each month. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the account for the current valuation period relative to the 4 percent assumed investment return. We further adjust the annuity unit value to reflect the fact that annuity payment amounts are redetermined only once a month or once a year (depending

Single Premium Immediate Annuities Prospectus	17

on the revaluation method chosen). The purpose of the adjustment is to equitably apportion any account gains or losses among those annuitants who receive annuity income for the entire period between valuation dates and those who start or stop receiving annuity income between the two dates. In general, from period to period your payments will increase if the performance of the account is greater than a 4 percent net annual rate of return and decrease if the performance is less than a 4 percent net annual rate of return.

For participants under the annual income change method, the value of the annuity unit for payments remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of such March 31. For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

TIAA-CREF Life reserves the right to modify the specific dates that payments will change and the associated payment valuation date. We also can delete or stop offering the annual or monthly income change methods.

For the more detailed formula we use for determining annuity unit values, see the SAI.

THE VARIABLE INVESTMENT ACCOUNTS

THE UNDERLYING FUNDS

You may allocate any portion of the premium to the separate account, which currently has eight subaccounts, or variable investment accounts. These variable investment accounts invest in shares of the funds of the TIAA-CREF Life Funds. TIAA-CREF Life Funds is an open-end management investment company that was organized as a statutory trust under Delaware law on August 13, 1998. The TIAA-CREF Life Funds currently consists of ten funds but may add other funds in the future.

Note that not all of the ten funds described in the attached prospectus for the TIAA-CREF Life Funds are available under your contract. When you consult the TIAA-CREF Life Funds prospectus, you should be careful to refer only to the information regarding the funds listed below.

The funds available under your contract are:

Active Equity Funds:

The Growth Equity Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

The Growth & Income Fund seeks a favorable long-term total return through both capital appreciation and investment income primarily from income-producing equity securities.

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The International Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

The Large-Cap Value Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

The Small-Cap Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

Index Funds:

The Stock Index Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.

Specialty Funds:

The Social Choice Equity Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

The Real Estate Securities Fund seeks a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

Teachers Advisors, Inc. (Advisors), an indirect subsidiary of TIAA, manages the assets of the TIAA-CREF Life Funds. Advisors also manages the Stock Index Account of the TIAA Separate Account VA-1, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds. The same personnel also manage the CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser that is also a TIAA subsidiary.

The investment objectives, techniques and restrictions of the TIAA-CREF Life Funds, including the risks of investing in the funds, are described fully in their prospectus and SAI. A copy of that prospectus accompanies this prospectus. The prospectus and SAI of the TIAA-CREF Life Funds may be obtained by writing TIAA-CREF Life Funds, 730 Third Avenue, New York, New York 10017-3206, by calling 800 223-1200, or by accessing our internet website at www.tiaa-cref.org. You should read the prospectus for the TIAA-CREF Life Funds carefully before investing in the separate account.

TEMPORARY INVESTMENT IN THE GENERAL ACCOUNT

If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin: If in your application you allocated any portion of the premium to the variable investment

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accounts, that portion of the premium will initially be applied to the TIAA-CREF Life general account until seven days plus the number of days in the free look period applicable in your state have passed from the issue date of your contract. At that time, the amount applied to the general account, plus any interest credited on the amount, will automatically be transferred to the variable investment accounts you have chosen, and the number of annuity units payable from each variable investment account will be determined as of that date. While this amount is held in the general account, it will be credited with interest at a rate guaranteed not to be less than an effective annual rate of 2.50%. Your first payment may not reflect participation in the variable investment accounts.

THE CONTRACT CHARGES

SEPARATE ACCOUNT CHARGES

We deduct charges each valuation day from the assets of each variable investment account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by TIAA-CREF Life. The contracts allow for total separate account charges (i.e., administrative expense and mortality and expense risk charges) at an annual rate of 1.20% of average daily net assets of each investment account. TIAA-CREF Life has waived a portion of the mortality and expense risk charges so that current separate account charges are at an annual rate of 0.60% of net assets annually. While TIAA-CREF Life reserves the right to increase the separate account charges at any time, we will provide at least three months’ notice before any raise.

Administrative Expense Charge. This charge is for administration and operations, such as allocating the premium and administering the contracts. The daily deduction is equal to an annual rate of 0.20% of average daily net assets.

Mortality and Expense Risk Charge. TIAA-CREF Life imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the contracts. The current daily deduction is equal to 0.40% of net assets annually.

TIAA-CREF Life’s mortality risks come from its obligations under the contracts to make annuity payments under the One-Life Annuity and the Two-Life Annuity. TIAA-CREF Life assumes the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected.

TIAA-CREF Life’s expense risk is the possibility that TIAA-CREF Life’s actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge allowed under the contract isn’t enough to cover TIAA-CREF Life’s costs, TIAA-CREF Life will absorb the deficit. On the other hand, if the charge more than covers costs, TIAA-CREF Life will profit. TIAA-CREF Life will pay a fee from its general account assets, which may

20	Prospectus Single Premium Immediate Annuities

include amounts derived from the mortality and expense risk charge, to Teachers Personal Investors Services, Inc. (TPIS), the principal distributor of the variable component of the contract.

OTHER CHARGES AND EXPENSES

Fund Expenses. Certain deductions and expenses of the TIAA-CREF Life Funds are paid out of the assets of the TIAA-CREF Life Funds. These expenses include charges for investment advice, portfolio accounting, custody, and similar services provided for a fund. Advisors is entitled to an annual fee based on a percentage of the average daily net assets of each fund, under an investment management agreement between Advisors and the TIAA-CREF Life Funds. The fees for the TIAA-CREF Life Funds available under your contract are:

Annual Fund Expenses (as a percentage of the average daily net assets of the fund)
Growth Equity Fund	0.25%
Growth & Income Fund	0.23%
International Equity Fund	0.29%
Large-Cap Value Fund	0.24%
Small-Cap Equity Fund	0.10%
Stock Index Fund	0.06%
Social Choice Equity Fund	0.08%
Real Estate Securities Fund	0.26%

For more information on fund deductions and expenses, read the TIAA-CREF Life Funds prospectus.

No Deductions from Premium. The contracts do not provide for charges or other deductions from the premium.

Premium Taxes. Currently, residents of several states may be subject to premium taxes on their contract. We will deduct any charges for premium taxes from your premium before its applied to provide annuity payments. State premium taxes currently range from 1.00 percent to 3.50 percent of premium payments.

FEDERAL INCOME TAXES

The following discussion assumes the contracts qualify as annuity contracts for federal income tax purposes (see the SAI for more information). It is based on our understanding of current federal income tax law, and is subject to change. For complete information on your personal tax situation, check with a qualified tax adviser.

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TAXATION OF ANNUITY PAYMENTS

Generally, the annuity payments from a nonqualified annuity contract include both a return of premium and interest or investment gain. Accordingly, only a portion of the annuity payments you receive will be includable in your gross income and subject to federal income tax and state income tax, where applicable. However, when the entire premium has been recovered or returned, the full amount of any additional annuity payments is includable in gross income.

Currently capital gains tax rates are not applicable to annuities.

If, after the contract issue date, annuity payments stop because an annuitant died, any premium that has not been recovered is generally allowable as a deduction for your last taxable year.

Assigning, pledging, or exchanging a contract or designating an annuitant, payee, or other beneficiary who is not the owner may have adverse tax consequences including treatment as a distribution.

RECEIVING LUMP SUMS

The Internal Revenue Service currently takes the position that any lump sum payment from an immediate annuity contract is fully taxable. The amount that is taxable is the excess of the amount distributed to you over the unrecovered investment in the contract. You should consult a tax adviser before taking a lump sum payment from your contract. See “Receiving a Lump Sum Payment,” page 16.

The Internal Revenue Code (IRC) also provides that you may be subject to a penalty if you take a lump sum payment from your contract. The amount of the penalty is equal to 10% of the amount that is includable in income. Some lump sum payments will be exempt from the penalty. They include any amounts:

•	paid on or after the taxpayer reaches age 59 1/2;

•	paid after an owner dies;

•	paid if the taxpayer becomes totally disabled (as that term is defined in the Internal Revenue Code); or

•	paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity.

TAXATION UPON DEATH

Amounts may be distributed from the contract because of the death of an owner or the annuitant. Generally, such amounts are includable in the income of the recipient:

•	if distributed in a lump sum, these amounts are taxed in the same manner as other lump sum distributions; or

•	if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

For these purposes, the “investment in the contract” is not affected by the owner’s or annuitant’s death. That is, the “investment in the contract” remains

22	Prospectus Single Premium Immediate Annuities

generally the total premium payments, less amounts received, which were not includable in gross income.

POSSIBLE TAX CHANGES

Legislation is proposed from time to time that would change the taxation of annuity contracts. It is possible that such legislation could be enacted and that it could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser regarding legislative developments and their effect on the contract.

WITHHOLDING

Annuity distributions usually are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, recipients can usually choose not to have tax withheld from distributions.

POSSIBLE CHARGE FOR TIAA-CREF LIFE’S TAXES

Currently we don’t charge the separate account for any federal, state, or local taxes on it or its contracts (other than premium taxes—see page 21), but we reserve the right to charge the separate account or the contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

DIVERSIFICATION AND DISTRIBUTION REQUIREMENTS

The IRC provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order for a nonqualified contract to be treated as an annuity contract. The contract must also meet certain distribution requirements at the death of an owner in order to be treated as an annuity contract. These diversification and distribution requirements are discussed in the Statement of Additional Information.

OTHER TAX ISSUES

Federal Estate Taxes. While no attempt is being made to discuss the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Generation-skipping transfer tax. Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may

Single Premium Immediate Annuities Prospectus	23

require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Annuity purchases by residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

TAX ADVICE

What we tell you here about federal and other taxes isn’t comprehensive and is for general information only. It doesn’t cover every situation. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.

OTHER INFORMATION

TIAA-CREF LIFE INSURANCE COMPANY AND TIAA

The contracts are issued by TIAA-CREF Life Insurance Company, a stock life insurance company organized under the laws of the State of New York on November 20, 1996. All of the stock of TIAA-CREF Life is held by TIAA-CREF Enterprises, Inc., a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (TIAA). TIAA-CREF Life’s headquarters are at 730 Third Avenue, New York, New York 10017-3206.

TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF, serving approximately 3.2 million people, form the principal retirement system for the nation’s education

24	Prospectus Single Premium Immediate Annuities

and research communities and one of the largest retirement systems in the world, based on assets under management. As of December 31, 2006, TIAA’s assets were approximately $183.7 billion; the combined assets for TIAA and CREF totaled approximately $406 billion (although neither TIAA nor CREF stands behind TIAA-CREF Life’s guarantees).

THE SEPARATE ACCOUNT

On July 27, 1998, TIAA-CREF Life established TIAA-CREF Life Separate Account VA-1 as a separate investment account under New York law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act. As part of TIAA-CREF Life, the separate account is also subject to regulation by the State of New York Insurance Department (NYID) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA-CREF Life owns the assets of the separate account, and the obligations under the contracts are obligations of TIAA-CREF Life, the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA-CREF Life’s other income, gains, or losses. Under New York law, we can’t charge the separate account with liabilities incurred by any other TIAA-CREF Life separate account or other business activity TIAA-CREF Life may undertake.

The separate account currently has eight subaccounts, or variable investment accounts, which invest in shares of the funds of the TIAA-CREF Life Funds.

THE FIXED ACCOUNT

This prospectus is designed to provide information mainly about the variable investment accounts. Following is a brief description of the fixed account. Amounts allocated to the fixed account become part of the general account assets of TIAA-CREF Life, which support various insurance and annuity obligations. The general account includes all the assets of TIAA-CREF Life, except those in the separate account (i.e., the variable investment accounts) or in any other TIAA-CREF Life separate account. Interests in the fixed account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the fixed account registered as an investment company under the 1940 Act. Neither the fixed account nor any interests therein are generally subject to the 1933 Act or 1940 Act. For details about the fixed account, see your contract. Any amounts in the fixed account are subject to our financial strength and claims-paying ability.

DISTRIBUTING THE CONTRACTS

We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering.

The contracts are offered by Teachers Personal Investors Services, Inc. (TPIS) and, in some instances, TIAA-CREF Individual & Institutional Services, LLC (Services), subsidiaries of TIAA which are both registered with the SEC as

Single Premium Immediate Annuities Prospectus	25

broker-dealers and are members of the NASD. TPIS may also enter into selling agreements with third parties to distribute the contracts. TPIS may be considered the “principal underwriter” for interests in the contract. Anyone distributing a contract must be a registered representative of either TPIS or Services or have entered into a selling agreement with TPIS. The main offices of TPIS and Services are at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid to TPIS or any other entity in connection with the distribution of the contracts.

LEGAL PROCEEDINGS

Neither the separate account, TIAA-CREF Life, TPIS, Services nor Advisors is involved in any legal action that we consider material to the separate account.

DELAY OF PAYMENTS

We may delay any payments from the separate account only if (1) the New York Stock Exchange is closed (or trading restricted by the SEC) on a day that isn’t a weekend or holiday; (2) an SEC-recognized emergency makes it impractical for us to sell securities or determine the value of assets in the separate account; or (3) the SEC says by order that we can or must postpone payments to protect you and other separate account contractowners. In addition, transfers of accounts from and within the fixed and variable investment accounts may be deferred under these circumstances.

If a check has been submitted as the premium, we have the right to defer any payments until the check has been honored.

VOTING RIGHTS

The separate account is the legal owner of the shares of the funds of the TIAA-CREF Life Funds offered through your contract. It therefore has the right to vote its shares at any meeting of the TIAA-CREF Life Funds’ shareholders. The TIAA-CREF Life Funds do not plan to hold annual shareholder meetings. However, when shareholder meetings are held, you have the right to instruct us how to vote the shares supporting your contract. If we don’t receive timely instructions, we will vote your shares in the same proportion as the aggregate voting instructions received on all outstanding contracts. Please note that the effect of proportional voting is that a small number of contractowners may control the outcome of a vote. TIAA-CREF Life may vote the shares of the funds in its own right in some cases, if it determines that it may legally do so.

The number of votes that a contractowner has the right to instruct are calculated separately for each variable investment account, and include fractional votes. The contractowner has a voting interest in each investment account from which variable annuity payments are made. The number of votes you have is calculated based on the amounts to be paid from each variable investment account to meet our future annuity obligations to you. As variable annuity payments are made to you, the number of votes you have diminishes.

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ADDING AND CLOSING ACCOUNTS OR SUBSTITUTING FUNDS; ADDING OR DELETING CONTRACT OPTIONS OR INCOME METHODS

We can add new investment accounts in the future that would invest in other funds. We don’t guarantee that the separate account, any existing investment account or any investment account added in the future, will always be available. We reserve the right to add or close accounts, substitute one fund for another with the same or different fees and charges, combine accounts or investment portfolios, or add, delete or stop providing contracts for use with any investment account. We can also stop or start providing certain contract options or income options under either the annual or monthly income change methods from current or future investment accounts. We can also make any changes to the separate account or to the contract required by applicable laws relating to annuities or otherwise. TIAA-CREF Life can make these and some other changes at its discretion, subject to any required NYID, SEC or state approval. The separate account can (1) operate under the 1940 Act as an investment company, or in any other form permitted by law, (2) deregister under the 1940 Act if registration is no longer required, or (3) combine with other separate accounts. As permitted by law, TIAA-CREF Life may transfer the separate account assets to another separate account or account of TIAA-CREF Life or another insurance company or transfer the contract to another insurance company.

GENERAL MATTERS

CONTACTING TIAA-CREF LIFE

All notices, forms, requests, or payments must be sent to TIAA-CREF Life’s home office at 730 Third Avenue, New York, New York 10017-3206 or the post office box specifically designated for the purpose. You can ask questions by calling toll-free 800 223-1200.

CUSTOMER COMPLAINTS

Customer complaints may be directed to our Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, NC 28262, telephone 800 223-1200.

ELECTRONIC PROSPECTUSES

If you received this prospectus electronically and would like a paper copy, please call 800 223-1200, and we will send it to you.

HOUSEHOLDING

To cut costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one contractowner lives there. If you would prefer to continue

Single Premium Immediate Annuities Prospectus	27

receiving your own copy of any of these documents, you may call us toll-free at 800 223-1200, or write us.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you apply for a contract, we will ask for your name, address, date of birth, social security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to open an account or effect any transactions for you.

SIGNATURE REQUIREMENTS

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

ERRORS OR OMISSIONS

We reserve the right to correct any errors or omissions on any form, report or statement that we send you.

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Table of Contents for the Statement of Additional Information

B-3	Calculating Annuity Unit Values

B-3	Tax Status of the Contracts

B-3	Statements and Reports

B-4	General Matters

B-4	State Regulation

B-4	Legal Matters

B-4	Experts

B-4	Additional Information

B-5	Financial Statements

B-6	Index to Financial Statements

Single Premium Immediate Annuities Prospectus	29

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Presented below is condensed financial information for the separate account. The condensed financial information is derived from the separate account financial statements for the year ended December 31. The table shows per accumulation unit data and total returns for the Stock Index, Growth Equity, Growth & Income, International Equity, Social Choice Equity, Large-Cap Value, Small-Cap Equity, and Real Estate Securities variable investment accounts of the separate account. The data should be read in conjunction with the financial statements and other financial information included in the SAI. It is available without charge upon request.

30	Prospectus Single Premium Immediate Annuities

CONDENSED FINANCIAL INFORMATION	continued

	PA Select and SPIA Variable Annuities
	Stock Index Investment Account
	For the Years Ended December 31,								December 1, 1998 (commencement of operations) to December 31, 1998(a)
	2006	2005	2004	2003	2002	2001	2000	1999
PER ACCUMULATION UNIT DATA:
Investment income—net	$.687	$.327	$.347	$.691	$.310	$.162	$.079	$.273	$.046
Net realized and unrealized gain (loss) on investments	3.903	1.251	2.597	5.404	(5.871)	(3.573)	(2.517)	5.184	1.050
Net increase (decrease) in Accumulation Unit value	4.590	1.578	2.944	6.095	(5.561)	(3.411)	(2.438)	5.457	1.096
Accumulation Unit value:
Beginning of period	30.760	29.182	26.238	20.143	25.704	29.115	31.553	26.096	25.000
End of period	$35.350	$30.760	$29.182	$26.238	$20.143	$25.704	$29.115	$31.553	$26.096

TOTAL RETURN	14.92%	5.41%	11.22%	30.26%	(21.64)%	(11.72)%	(7.72)%	20.91%	4.39%
RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.60%	0.60%	0.47%	0.30%	0.30%	0.30%	0.30%	0.02%
Investment income—net	2.06%	1.09%	1.26%	3.54%	1.54%	0.73%	0.98%	5.09%	0.18%
Thousands of Accumulation Units outstanding at end of period	4,056	4,303	4,449	4,397	3,363	2,667	2,062	723	4
Net assets at end of period (in thousands)	147,889	136,162	132,964	117,326	68,585	68,574	60,021	22,827	104
(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

Single Premium Immediate Annuities Prospectus	31

Condensed Financial Information	continued

	PA Select and SPIA Variable Annuities
	Growth Equity Investment Account
	For the Years Ended December 31,						For the Period Ended March 1, 2000 (commencement of operations) to December 2000(a)
	2006	2005	2004	2003	2002	2001
PER ACCUMULATION UNIT DATA:
Investment income (loss)—net	$.033	$.007	$.045	$.089	$.032	$.004	$(.011)
Net realized and unrealized gain (loss) on investments	.685	.652	.702	2.732	(4.442)	(4.392)	(6.012)
Net increase (decrease) in Accumulation Unit value	.718	.659	.747	2.821	(4.410)	(4.388)	(6.023)
Accumulation Unit value:
Beginning of period	14.406	13.747	13.000	10.179	14.589	18.977	25.000
End of period	$15.124	$14.406	$13.747	$13.000	$10.179	$14.589	$18.977

TOTAL RETURN	4.98%	4.80%	5.75%	27.71%	(30.22)%	(23.12)%	(24.09)%
RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.60%	0.60%	0.47%	0.30%	0.30%	0.25%
Investment income (loss)—net	0.16%	0.05%	0.29%	0.80%	0.30%	0.08%	(0.18)%
Thousands of Accumulation Units outstanding at end of period	1,513	1,733	1,848	2,119	1,950	1,587	1,018
Net assets at end of period (in thousands)	23,582	25,602	26,002	27,938	19,979	23,151	19,327
(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

32	Prospectus Single Premium Immediate Annuities

Condensed Financial Information	continued

	PA Select and SPIA Variable Annuities
	Growth & Income Investment Account
	For the Years Ended December 31,						For the Period Ended March 1, 2000 (commencement of operations) to December 31, 2000(a)
	2006	2005	2004	2003	2002	2001
PER ACCUMULATION UNIT DATA:
Investment income—net	$.243	$.162	$.211	$.233	$.150	$.133	$.129
Net realized and unrealized gain (loss) on investments	3.416	1.107	1,606	3.782	(5.116)	(3.304)	(1.438)
Net increase (decrease) in Accumulation Unit value	3.659	1.269	1.817	4.015	(4.966)	(3.171)	(1.309)
Accumulation Unit value:
Beginning of period	22.665	21.386	19.569	15.554	20.520	23.691	25.000
End of period	$26.314	$22.655	$21.386	$19.569	$15.554	$20.520	$23.691

TOTAL RETURN	16.15%	5.93%	9.28%	25.81%	(24.20)%	(13.39)%	(5.23)%
RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.60%	0.60%	0.47%	0.30%	0.30%	0.25%
Investment income—net	0.99%	0.75%	1.02%	1.57%	0.97%	0.92%	1.63%
Thousands of Accumulation Units outstanding at end of period	1,485	1,553	1,639	1,653	1,278	1,017	521
Net assets at end of period (in thousands)	40,516	36,489	35,832	32,820	20,075	20,869	12,353
(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

Single Premium Immediate Annuities Prospectus	33

Condensed Financial Information	continued

	PA Select and SPIA Variable Annuities
	International Equity Investment Account
	For the Years Ended December 31,						For the Period March 1, 2000 (commencement of operations) to December 31, 2000(a)
	2006	2005	2004	2003	2002	2001
PER ACCUMULATION UNIT DATA:
Investment income—net	$.257	$.203	$.237	$.193	$.226	$.134	$.074
Net realized and unrealized gain (loss) on investments	5.826	2.410	2.415	4.293	(2.136)	(4.253)	(7.943)
Net increase (decrease) in Accumulation Unit value	6.083	2.613	2.652	4.486	(1.910)	(4.119)	(7.869)
Accumulation Unit value:
Beginning of period	20.853	18.240	15.588	11.102	13.012	17.131	25.000
End of period	$26.936	$20.853	$18.240	$15.588	$11.102	$13.012	$17.131

TOTAL RETURN	29.17%	14.32%	17.01%	40.41%	(14.68)%	(24.04)%	(31.48)%
RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.60%	0.60%	0.47%	0.30%	0.30%	0.25%
Investment income—net	1.18%	1.21%	1.57%	1.89%	2.34%	1.17%	1.24%
Thousands of Accumulation Units outstanding at end of period	2,203	1,840	1,572	1,290	1,013	669	436
Net assets at end of period (in thousands)	60,301	39,020	29,078	20,361	11,290	8,703	7,470
(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

34	Prospectus Single Premium Immediate Annuities

Condensed Financial Information	continued

	PA Select and SPIA Variable Annuities
	Social Choice Equity Investment Account
	For the Years Ended December 31,						For the Period March 1, 2000 (commencement of operations) to December 31, 2000(a)
	2006	2005	2004	2003	2002	2001
PER ACCUMULATION UNIT DATA:
Investment income—net	$.468	$.226	$.285	$.247	$.205	$.155	$.165
Net realized and unrealized gain (loss) on investments	3.116	1.335	2.245	4.667	(4.620)	(3.340)	(.875)
Net increase (decrease) in Accumulation Unit value	3.584	1.561	2.530	4.914	(4.415)	(3.185)	(.710)
Accumulation Unit value:
Beginning of period	25.695	24.134	21.604	16.690	21.105	24.290	25.000
End of period	$29.279	$25.695	$24.134	$21.604	$16.690	$21.105	$24.290

TOTAL RETURN	13.95%	6.47%	11.71%	29.44%	(20.92)%	(13.11)%	(2.84)%
RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.60%	0.60%	0.48%	0.30%	0.30%	0.25%
Investment income—net	1.65%	1.01%	1.28%	1.70%	1.51%	1.17%	1.86%
Thousands of Accumulation Units outstanding at end of period	619	682	639	586	352	196	69
Net assets at end of period (in thousands)	18,655	17,928	15,490	12,696	5,875	4,141	1,676
(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

Single Premium Immediate Annuities Prospectus	35

Condensed Financial Information	continued

	PA Select and SPIA Variable Annuities
	Large-Cap Value Investment Account
	For the Year Ended December 1, 2006	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Year Ended December 31, 2003	For the Period September 4, 2002 (commencement of operations) to December 31, 2002(a)
PER ACCUMULATION UNIT DATA:
Investment income—net	$3.484	$2.989	$5.110	$1.342	$.137
Net realized and unrealized gain (loss) on investments	5.163	(1.275)	1.525	6.805	(0.159)
Net increase (decrease) in Accumulation Unit value	8.647	1.714	6.635	8.147	(0.022)
Accumulation Unit value:
Beginning of period	41.474	39.760	33.125	24.978	25.000
Ending of period	$50.121	$41.474	$39.760	$33.125	$24.978

TOTAL RETURN	20.85%	4.31%	20.03%	32.62%	(0.09)%
RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.60%	0.60%	0.55%	0.10%
Investment income—net	8.64%	7.58%	19.32%	12.64%	0.82%
Thousands of Accumulation Units outstanding at end of period	503	443	406	194	7
Net assets at end of period (in thousands)	25,759	18,800	16,615	6,581	173
(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

36	Prospectus Single Premium Immediate Annuities

Condensed Financial Information	continued

	PA Select and SPIA Variable Annuities
	Small-Cap Equity Investment Account
	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Year Ended December 31, 2003	For the Period September 4, 2002 (commencement of operations) to December 31, 2002(a)
PER ACCUMULATION UNIT DATA:
Investment income—net	$4.547	$6.277	$6.521	$3.612	$.100
Net realized and unrealized gain (loss) on investments	3.231	(4.556)	.487	8.323	(0.370)
Net increase (decrease) in Accumulation Unit value	7.778	1.721	7.008	11.935	(0.270)
Accumulation Unit value:
Beginning of period	45.394	43.673	36.665	24.730	25.000
Ending of period	$53.172	$45.394	$43.673	$36.665	$24.730

TOTAL RETURN	17.13%	3.94%	19.11%	48.26%	(1.08)%
RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.60%	0.60%	0.57%	0.10%
Investment income—net	8.96%	14.05%	17.34%	28.61%	0.85%
Thousands of Accumulation Units outstanding at end of period	409	388	415	328	10
Net assets at end of period (in thousands)	22,291	18,045	18,452	12,208	241
(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

Single Premium Immediate Annuities Prospectus	37

Condensed Financial Information	concluded

	PA Select and SPIA Variable Annuities
	Real Estate Securities Investment Account
	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Year Ended December 31, 2003	For the Period September 4, 2002 (commencement of operations) to December 31, 2002(a)
PER ACCUMULATION UNIT DATA:
Investment income—net	$4.954	$6.933	$6.600	$4.160	$.289
Net realized and unrealized gain (loss) on investments	11.224	(3.939)	4.520	5.577	(0.475)
Net increase (decrease) in Accumulation Unit value	16.178	2.994	11.120	9.737	(0.186)
Accumulation Unit value:
Beginning of period	48.665	45.671	34.551	24.814	25.000
Ending of period	$64.843	$48.665	$45.671	$34.551	$24.814

TOTAL RETURN	33.24%	6.56%	32.18%	39.24%	(0.74)%
RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.60%	0.60%	0.55%	0.10%
Investment income—net	9.67%	14.87%	22.08%	2.87%	2.88%
Thousands of Accumulation Units outstanding at end of period	681	611	613	403	14
Net assets at end of period (in thousands)	45,401	30,623	28,643	14,151	347
(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

38	Prospectus Single Premium Immediate Annuities

STATEMENTS OF ADDITIONAL INFORMATION

SINGLE PREMIUM IMMEDIATE ANNUITIES

Single Premium Immediate Variable Annuity Contracts

TIAA-CREF LIFE FUNDS

MAY 1, 2007

STATEMENT OF ADDITIONAL INFORMATION

Single Premium Immediate Variable Annuity Contracts

Funded through

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

and

TIAA-CREF Life Insurance Company

MAY 1, 2007

This Statement of Additional Information is not a prospectus and should be read in connection with the current prospectus dated May 1, 2007 (the “Prospectus”), for the variable annuity that is the variable component of the contract. The Prospectus is available without charge by writing us at: TIAA-CREF Life Insurance Company, 730 Third Avenue, New York, N.Y. 10017-3206 or calling us toll-free at 800-223-1200. Terms used in the Prospectus are incorporated into this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

Table of Contents

B-3	Calculating Annuity Unit Values
B-3	Tax Status of the Contract
B-3	Statements and Reports
B-4	General Matters
B-4	State Regulation

B-4	Legal Matters
B-4	Experts
B-5	Additional Information
B-5	Financial Statements
B-6	Index to Financial Statements

CALCULATING ANNUITY UNIT VALUES

Separate annuity unit values are maintained for annuity units payable from each investment account under each income change method. The values are calculated as of each valuation day. Annuity unit values for an income change method are determined by multiplying each account’s annuity unit value at the end of the previous valuation day by that account’s net investment factor for the valuation period, and dividing the result by the value of $1.00 accumulated with interest over the valuation period at an effective annual rate of 4%. The resulting value is then adjusted to reflect that annuity income amounts are redetermined only on the payment valuation date for that income change method. The purpose of the adjustment is to equitably apportion assets of each account among those who receive annuity income for the entire period between two payment valuation dates for an income change method, and those who start or stop receiving annuity income under that income change method between the two dates.

An investment account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous valuation day. An investment account’s gross investment factor equals A divided by B, as follows:

A equals i.	the net asset value of the shares in the fund(s) held by the account as of the end of the valuation day, excluding the net effect of contractholders’ transactions (i.e., premiums received, benefits paid, and transfers to and from the account) made during that day; plus

ii.	investment income and capital gains distributed to the account; less

iii.	any amount paid and/or reserved for tax liability resulting from the operation of the account since the previous valuation day.

B equals	the value of the shares in the fund(s) held by the account as of the end of the prior valuation day, including the net effect of contractowners’ transactions made during the prior valuation day.

TAX STATUS OF THE CONTRACT

Diversification Requirements. Section 817(h) of the Internal Revenue Code (IRC) and the regulations under it provide that separate account investments underlying a non-qualified contract must be “adequately diversified” for it to qualify as an annuity contract under IRC section 72. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.

Under the IRC, you could be considered the owner of the assets of the separate account used to support your contract. If this happens, you’d have to include income and gains from the separate account assets in your gross income. The IRS has published rulings stating that a variable contractowner will be considered the owner of separate account assets if the contractowner has any powers that the actual owner of the assets might have, such as the ability to exercise investment control.

Your ownership rights under the contract are similar but not identical to those described by the IRS in rulings that held that contractowners were not owners of separate account assets, so the IRS therefore might not rule the same way in your case. TIAA-CREF Life reserves the right to change the contract if necessary to help prevent your being considered the owner of the separate account’s assets.

Required Distributions. All payments upon the death of a contractowner will be made according to the requirements of section 72(s) of the IRC. Under that IRC section, if you die before we begin making annuity payments, all payments under the contract must be distributed within five years of your death. However, if your beneficiary is a natural person and payments begin within one year of your death, and within 60 days of the date we receive due proof of death, the distribution may be made over the lifetime of your beneficiary or over a period not to exceed your beneficiary’s life expectancy, as defined in the Code. If your spouse is the sole beneficiary entitled to payments, he or she may choose to become the owner and continue the contract. If you die on or after the date we begin making annuity payments, the remaining interest in the contract must be distributed at least as quickly as under the method of distribution being used as of the date of your death. If the owner is not a natural person, the death of the annuitant is treated as the death of the owner for these distribution requirements.

The contract is designed to comply with section 72(s). TIAA-CREF Life will review the contract and amend it if necessary to make sure that it continues to comply with the section’s requirements.

STATEMENTS AND REPORTS

You will receive a confirmation statement when you remit your premium, or make a “transfer” to or from the separate account or among the variable investment accounts. The statement will show the date and amount of each transaction.

Single Premium Immediate Annuities Statement of Additional Information	B-3

You will also receive, at least semi-annually, reports containing the financial statements of the TIAA-CREF Life Funds and a schedule of investments held by the TIAA-CREF Life Funds.

GENERAL MATTERS

PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.

We reserve the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA-CREF Life nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

BENEFITS BASED ON INCORRECT INFORMATION

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

PROOF OF SURVIVAL

We reserve the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

FINANCIAL SUPPORT AGREEMENT

The contracts are issued by TIAA-CREF Life. All of the stock of TIAA-CREF Life is held by TIAA-CREF Enterprises, Inc., a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (TIAA).

TIAA-CREF Life has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any contract owner of TIAA-CREF Life with recourse to TIAA.

STATE REGULATION

TIAA-CREF Life and the separate account are subject to regulation by the State of New York Superintendent of Insurance (“Superintendent”) as well as by the insurance regulatory authorities of other states and jurisdictions. TIAA-CREF Life and the separate account must file with the Superintendent periodic statements on forms promulgated by the State of New York Insurance Department. The separate account books and assets are subject to review and examination by the Superintendent and the Superintendent’s agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account’s operations is usually conducted periodically by some other states.

LEGAL MATTERS

All matters of applicable state law pertaining to the contracts, including TIAA-CREF Life’s right to issue the contracts, have been passed upon by George W. Madison, Executive Vice President and General Counsel of TIAA and CREF. Sutherland Asbill & Brennan LLP, Washington, D.C., has provided advice on certain matters relating to the federal securities laws.

EXPERTS

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm for the separate account and TIAA-CREF Life for the fiscal years ended December 31, 2006 and December 31, 2005. PwC is located at 300 Madison Avenue, New York, NY 10017-6204. The financial statements of the separate account as of December 31, 2006 and December 31, 2005 appearing in this SAI and Registration Statement have been audited by PwC, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing. Additionally, the financial statements of TIAA-CREF Life at December 31, 2006 and for each of the two years in the period ended December 31, 2006 appearing in this SAI and Registration Statement have been audited by PwC, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

Ernst & Young LLP, independent registered public accounting firm with respect to TIAA-CREF Life, has audited TIAA-CREF Life’s statutory-basis financial statements at December 31, 2004 and for the year then ended, as set forth in their report (which contains an explanatory paragraph describing that TIAA-CREF Life presents its financial statements in conformity with accounting practices prescribed or permitted by the New York State Insurance Department, which practices differ from U.S. generally accepted accounting principles, and that the effects of the variances between such bases of accounting on TIAA-CREF Life’s financial statements are not reasonably determinable but are presumed to be material, as described in Note 2 to the TIAA-CREF Life statutory-basis financial statements) included in this Registration Statement, and is included in reliance upon such report given on the authority of such firm as experts in accounting and auditing. Ernst & Young LLP is located at 5 Times Square, New York NY, 10036.

As described in Note 2 to TIAA-CREF Life’s audited financial statements, TIAA-CREF Life presents its financial statements in conformity with accounting practices prescribed or permitted by the New York State Insurance Department, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 2. The effects of these variances on TIAA-CREF Life’s financial statements are not reasonably determinable but are presumed to be material.

B-4	Statement of Additional Information Single Premium Immediate Annuities

ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission (“SEC”), under the 1933 Act, with respect to the contracts discussed in the Prospectus and in this

Statement of Additional Information. Not all of the information set forth in the registration statement, and its amendments and exhibits has been included in the Prospectus or this Statement of Additional Information. Statements contained in this registration statement concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

FINANCIAL STATEMENTS

Audited financial statements of the separate account and TIAA-CREF Life follow.

TIAA-CREF Life’s financial statements should be considered only as bearing upon TIAA-CREF Life’s ability to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

Single Premium Immediate Annuities Statement of Additional Information	B-5

Index to Financial Statements

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1
Audited Financial Statements
For the Fiscal Year Ended December 31, 2006:
B-7	Report of Independent Registered Public Accounting Firm
B-8	Statements of Assets and Liabilities
B-10	Statements of Operations
B-12	Statements of Changes in Net Assets
B-14	Notes to Financial Statements

TIAA-CREF LIFE INSURANCE COMPANY
Audited Statutory—Basis Financial Statements
For the Fiscal Year Ended December 31, 2006 and 2005:
B-25	Report of Management Responsibility
B-26	Report of the Audit Committee
B-27	Report of Independent Auditors
B-28	Report of Independent Registered Public Accounting Firm
B-29	Statement of Admitted Assets, Liabilities and Capital and Surplus
B-29	Statements of Operations
B-30	Statements of Changes in Capital and Surplus
B-31	Statements of Cash Flow
B-32	Notes to Financial Statements

B-6	Statement of Additional Information Single Premium Immediate Annuities

Report of Independent Registered Public Accounting Firm

To the Contractowners of TIAA-CREF Life Separate Account VA-1 and the Board of Directors of TIAA-CREF Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts listed in Note 1 of TIAA-CREF Life Separate Account VA-1 at December 31, 2006, and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the TIAA-CREF Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2006 with the transfer agent of the investee mutual funds, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

April 27, 2007

Single Premium Immediate Annuities Statement of Additional Information	B-7

Statements of assets and liabilities	TIAA-CREF Life Separate Account VA-1 December 31, 2006

	Growth Equity Sub-Account	Growth & Income Sub-Account	International Equity Sub-Account	Stock Index Sub-Account

ASSETS
Investments, at cost	$21,607,806	$35,999,564	$61,465,619	$130,916,762
Shares held in corresponding TIAA-CREF Life Funds	1,845,743	1,895,124	3,258,869	5,466,530
Net asset value per share (“NAV”)	$14.91	$24.82	$25.01	$30.94
Investments, at value (Shares x NAV)	27,520,030	47,036,968	81,504,325	169,134,458
Amounts due from TIAA	3,886	13,414	8,657	34,396
Total assets	$27,523,916	$47,050,382	$81,512,982	$169,168,854

NET ASSETS
Accumulation fund	26,831,970	45,618,348	80,543,643	164,661,351
Annuity fund	691,946	1,432,034	969,339	4,507,503
Net assets	$27,523,916	$47,050,382	$81,512,982	$169,168,854

PA SELECT AND SINGLE PREMIUM IMMEDIATE ANNUITY ACCOUNT:
Net assets	$23,581,576	$40,516,403	$60,300,589	$147,889,169

Number of accumulation units outstanding—notes 4 and 5	1,513,464	1,485,283	2,202,718	4,056,030

Net asset value, per accumulation unit—note 4	$15.12	$26.31	$26.94	$35.35

LIFETIME VARIABLE SELECT ACCOUNT:
Net assets	$3,942,340	$6,533,979	$21,212,393	$21,279,685

Number of accumulation units outstanding—notes 4 and 5	260,553	248,306	787,547	601,977

Net asset value, per accumulation unit—note 4	$15.13	$26.31	$26.93	$35.35

B-8	Statement of Additional Information Single Premium Immediate Annuities	SEE NOTES TO FINANCIAL STATEMENTS

Social Choice Equity Sub-Account	Large-Cap Value Sub-Account	Small-Cap Equity Sub-Account	Real Estate Securities Sub-Account	Bond Sub-Account	Money Market Sub-Account

$21,175,264	$38,898,044	$33,983,633	$60,121,445	$16,657,319	$52,699,231
877,439	1,127,751	1,031,267	1,719,440	669,338	52,699,213
$26.94	$36.02	$32.12	$38.04	$24.41	$1.00
23,638,203	40,621,595	33,124,284	65,407,496	16,338,553	52,699,213
3,530	6,060	6,388	10,186	—	—
$23,641,733	$40,627,655	$33,130,672	$65,417,682	$16,338,553	$52,699,213

23,099,589	40,058,107	32,579,801	64,161,112	16,338,553	52,699,213
542,144	569,548	550,871	1,256,570	—	—
$23,641,733	$40,627,655	$33,130,672	$65,417,682	$16,338,553	$52,699,213

$18,655,412	$25,759,387	$22,290,955	$45,401,150	$—	$—

618,639	502,578	408,867	680,805	—	—

$29.28	$50.12	$53.17	$64.84	—	—

$4,986,321	$14,868,268	$10,839,717	$20,016,532	$16,338,553	$52,699,213

170,313	296,611	203,811	308,729	592,742	4,872,063

$29.28	$50.13	$53.19	$64.84	$27.56	$10.82

SEE NOTES TO FINANCIAL STATEMENTS	Single Premium Immediate Annuities Statement of Additional Information	B-9

Statements of operations	TIAA-CREF Life Separate Account VA-1 For the Year Ended December 31, 2006

	Growth Equity Sub-Account	Growth & Income Sub-Account	International Equity Sub-Account	Stock Index Sub-Account

INVESTMENT INCOME
Income:
Reinvested dividends	$218,215	$696,506	$1,199,732	$4,227,553
Total income	218,215	696,506	1,199,732	4,227,553
Expenses—note 2:
Administrative expenses	56,474	86,708	132,166	315,807
Mortality and expense risk charges	112,279	172,425	262,676	629,166
Total expenses	168,753	259,133	394,842	944,973
Investment income—net	49,462	437,373	804,890	3,282,580

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS—Note 3
Net realized gain (loss) on investments	(3,190)	1,025,355	3,835,529	825,545
Net change in unrealized appreciation (depreciation) on investments	1,264,301	5,082,760	11,678,602	17,927,603
Net realized and unrealized gain (loss) on investments	1,261,111	6,108,115	15,514,131	18,753,148
Net increase in net assets resulting from operations	$1,310,573	$6,545,488	$16,319,021	$22,035,728

B-10	Statement of Additional Information Single Premium Immediate Annuities	SEE NOTES TO FINANCIAL STATEMENTS

Social Choice Equity Sub-Account	Large-Cap Value Sub-Account	Small-Cap Equity Sub-Account	Real Estate Securities Sub-Account	Bond Sub-Account	Money Market Sub-Account

$517,194	$3,022,782	$3,019,491	$5,333,878	$758,654	$1,590,518
517,194	3,022,782	3,019,491	5,333,878	758,654	1,590,518

45,388	65,194	61,481	104,150	30,975	65,308
89,983	128,821	121,915	205,994	60,242	126,027
135,371	194,015	183,396	310,144	91,217	191,335
381,823	2,828,767	2,836,095	5,023,734	667,437	1,399,183

1,314,440	751,998	(237,544)	1,000,341	(154,819)	—
1,261,491	2,737,566	1,906,056	8,766,648	107,255	—
2,575,931	3,489,564	1,668,512	9,766,989	(47,564)	—
$2,957,754	$6,318,331	$4,504,607	$14,790,723	$619,873	$1,399,183

SEE NOTES TO FINANCIAL STATEMENTS	Single Premium Immediate Annuities Statement of Additional Information	B-11

Statements of changes in net assets	TIAA-CREF Life Separate Account VA-1

	Growth Equity Sub-Account		Growth & Income Sub-Account
	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2006	For the year ended December 31, 2005

FROM OPERATIONS
Investment income—net	$49,462	$16,405	$437,373	$298,157
Net realized gain (loss) on investments	(3,190)	(106,214)	1,025,355	(269,508)
Net change in unrealized appreciation (depreciation) on investments	1,264,301	1,365,322	5,082,760	2,161,163
Net increase in net assets resulting from operations	1,310,573	1,275,513	6,545,488	2,189,812

FROM CONTRACTOWNER TRANSACTIONS
Premiums	1,808,069	2,393,513	2,874,687	3,208,125
Net contractowner transfers (to) from fixed account	(2,330,052)	(1,015,210)	(166,201)	(265,690)
Annuity payments	(47,896)	(42,043)	(144,349)	(112,797)
Withdrawals and death benefits	(2,096,220)	(1,803,954)	(2,968,031)	(2,418,958)
Net increase (decrease) in net assets resulting from contractowner transactions	(2,666,099)	(467,694)	(403,894)	410,680
Net increase (decrease) in net assets	(1,355,526)	807,819	6,141,594	2,600,492

NET ASSETS
Beginning of year	28,879,442	28,071,623	40,908,788	38,308,296
End of year	$27,523,916	$28,879,442	$47,050,382	$40,908,788

	Large-Cap Value Sub-Account		Small-Cap Equity Sub-Account
	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2006	For the year ended December 31, 2005

FROM OPERATIONS
Investment income—net	$2,828,767	$1,922,972	$2,836,095	$3,358,821
Net realized gain (loss) on investments	751,998	132,062	(237,544)	(626,530)
Net change in unrealized appreciation (depreciation) on investments	2,737,566	(1,016,794)	1,906,056	(1,916,728)
Net increase in net assets resulting from operations	6,318,331	1,038,240	4,504,607	815,563

FROM CONTRACTOWNER TRANSACTIONS
Premiums	3,583,098	4,336,134	2,924,804	3,199,184
Net contractowner transfers from fixed account	6,046,362	1,765,486	3,468,009	169,455
Annuity payments	(56,402)	(49,624)	(60,452)	(46,247)
Withdrawals and death benefits	(2,676,948)	(1,589,420)	(2,648,035)	(1,904,331)
Net increase in net assets resulting from contractowner transactions	6,896,110	4,462,576	3,684,326	1,418,061
Net increase in net assets	13,214,441	5,500,816	8,188,933	2,233,624

NET ASSETS
Beginning of year	27,413,214	21,912,398	24,941,739	22,708,115
End of year	$40,627,655	$27,413,214	$33,130,672	$24,941,739

B-12	Statement of Additional Information Single Premium Immediate Annuities	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Sub-Account		Stock Index Sub-Account		Social Choice Equity Sub-Account
For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2006	For the year ended December 31, 2005

$804,890	$551,099	$3,282,580	$1,615,454	$381,823	$202,174
3,835,529	3,085,728	825,545	(1,618,900)	1,314,440	279,201
11,678,602	1,995,773	17,927,603	7,753,678	1,261,491	780,264
16,319,021	5,632,600	22,035,728	7,750,232	2,957,754	1,261,639

6,241,681	6,738,510	9,235,200	12,000,852	1,598,675	2,084,238
13,267,047	11,728,648	(2,503,174)	(387,845)	(1.070,744)	1,660,908
(95,797)	(60,487)	(397,435)	(321,209)	(45,936)	(20,940)
(4,369,371)	(6,917,127)	(10,951,535)	(10,018,608)	(1,758,362)	(892,953)
15,043,560	11,489,544	(4,616,944)	1,273,190	(1,276,367)	2,831,253
31,362,581	17,122,144	17,418,784	9,023,422	1,681,387	4,092,892

50,150,401	33,028,257	151,750,070	142,726,648	21,960,346	17,867,454
$81,512,982	$50,150,401	$169,168,854	$151,750,070	$23,641,733	$21,960,346

Real Estate Securities Sub-Account		Bond Sub-Account		Money Market Sub-Account
For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2006	For the year ended December 31, 2005

$5,023,734	$5,823,492	$667,437	$486,100	$1,399,183	$408,218
1,000,341	652,859	(154,819)	25,057	—	—
8,766,648	(4,435,804)	107,255	(326,817)	—	—
14,790,723	2,040,547	619,873	184,340	1,399,183	408,218

7,838,497	7,174,553	3,376,058	4,304,177	47,969,936	26,569,592
4,120,295	(1,561,981)	287,562	2,885,312	(6,106,900)	(9,867,379)
(100,472)	(70,528)
(2,661,776)	(2,745,108)	(1,439,455)	(685,032)	(7,736,232)	(6,308,437)
9,196,544	2,796,936	2,224,165	6,504,457	34,126,804	10,393,776
23,987,267	4,837,483	2,844,038	6,688,797	35,525,987	10,801,994

41,430,415	36,592,932	13,494,515	6,805,718	17,173,226	6,371,232
$65,417,682	$41,430,415	$16,338,553	$13,494,515	$52,699,213	$17,173,226

SEE NOTES TO FINANCIAL STATEMENTS	Single Premium Immediate Annuities Statement of Additional Information	B-13

Notes to financial statements	TIAA-CREF Life Separate Account VA-1

Note 1—significant accounting policies

TIAA-CREF Life Separate Account VA-1 (the “Account”) was established by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as a separate investment account under New York law on July 27,1998 and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940. TIAA-CREF Life, which commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, is a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”), a legal reserve life insurance company which was established under the insurance laws of the State of New York in 1918.

The Account currently consists of two Sub-Accounts: the PA Select and Single Premium Immediate Annuity Account (the “Original Account”) which funds individual deferred variable annuity contracts and single premium immediate annuity contracts and the Lifetime Variable Select Account (“Lifetime”) which funds individual deferred variable annuity contracts. Premiums received from the contracts are allocated to investment accounts which invest in the TIAA-CREF Life Funds (the “Funds”), an open end management investment company registered with the Commission and managed by Teachers Advisors, Inc., an indirect subsidiary of TIAA. The Original Account currently offers 8 investment account options and Lifetime currently offers 10 investment account options. Accumulation unit values are calculated daily for each investment account.

The following table summarizes the Units owned by TIAA-CREF Life at December 31, 2006 in the Sub-Accounts:

	Shares held by TIAA-CREF Life at December 31, 2006	Value of shares held by TIAA-CREF Life at December 31, 2006
Growth Equity Sub-Account	4,845	$73,284
Growth & Income Sub-Account	4,567	120,181
International Equity Sub-Account	4,800	129,294
Stock Index Sub-Account	4,428	156,536
Social Choice Equity Sub-Account	4,515	132,199
Large-Cap Value Sub-Account	4,349	217,987
Small-Cap Equity Sub-Account	4,328	230,138
Real Estate Securities Sub-Account	4,333	280,970
Bond Market Sub-Account	400	11,022
Money Market Sub-Account	1,000	10,812

Net assets allocated to contracts in the payout period are computed according to the A2000 Mortality Table with 3 year setbacks. The assumed investment return is fixed at 4%. The mortality risk is fully borne by TIAA CREF Life Insurance Company and may result in additional amounts being transferred into the variable annuity account by TIAA CREF Life Insurance Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

The preparation of financial statements may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results may differ from those estimates. The Account enters into contracts that contain various indemnification provisions. No claims or loses related to such indemnity provisions have been made against the account since inception and management believes the risk of loss is remote. However, the Account’s maximum potential exposure under these arrangements is unknown. The following is a summary of the significant accounting policies consistently followed by the Account, which are in conformity with U.S. generally accepted accounting principles.

Valuation of investments: The market value of the investments in the Funds is based on the net asset value of the Funds as of the close of business on the valuation date.

Accounting for investments: Securities transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Federal income taxes: Based on provisions of the Internal Revenue Code, no federal taxes are attributable to the net investment experience of the Sub-Accounts.

Note 2—expense charges

Daily charges are deducted from the net assets of the Sub-Accounts for services required to administer the Sub-Accounts and the contracts, and to cover certain insurance risks borne by TIAA-CREF Life. The administrative expense charge is currently set at an annual rate of 0.20% of the net assets of the Sub-Accounts. TIAA-CREF Life also imposes a daily charge for bearing certain mortality and expense risks in connection with the contracts equivalent to an annual rate of 0.40% of the net assets of the Sub-Accounts.

TIAA-CREF Life provides all administrative services for the Sub-Accounts. Teachers Personal Investors Services, Inc. (“TPIS”), a subsidiary of TIAA, which is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc., performs distribution functions for the contracts pursuant to a Principal Underwriting and Administrative Services Agreement.

Note 3—investments

Purchases and sales of securities for the Sub-Accounts for the year ended December 31, 2006 were as follows:

	Purchases	Sales
Growth Equity Sub-Account	$3,137,231	$5,986,513
Growth & Income Sub-Account	5,493,606	5,669,669
International Equity Sub-Account	27,495,304	11,681,536
Stock Index Sub-Account	21,722,640	23,240,294
Social Choice Equity Sub-Account	3,605,725	4,479,058
Large-Cap Value Sub-Account	20,753,160	11,112,682
Small-Cap Equity Sub-Account	18,243,917	11,738,624
Real Estate Securities Sub-Account	27,750,931	13,498,669
Bond Sub-Account	7,199,440	4,382,024
Money Market Sub-Account	61,996,921	26,483,010

B-14	Statement of Additional Information Single Premium Immediate Annuities

Notes to financial statements	TIAA-CREF Life Separate Account VA-1	continued

Note 4—condensed financial information

Selected condensed financial information for an Accumulation Unit of the Sub-Accounts is presented below.

	PA Select and SPIA Account Growth Equity Sub-Account
	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002

PER ACCUMULATION UNIT DATA:
Investment income—net	$0.033	$0.007	$0.045	$0.089	$0.032
Net realized and unrealized gain (loss) on investments	0.685	0.652	0.702	2.732	(4.442)
Net increase (decrease) in accumulation unit value	0.718	0.659	0.747	2.821	(4.410)
Accumulation unit value:
Beginning of year	14.406	13.747	13.000	10.179	14.589
End of year	$15.124	$14.406	$13.747	$13.000	$10.179

TOTAL RETURN	4.98%	4.80%	5.75%	27.71%	(30.22)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.60%	0.60%	0.47%	0.30%
Investment income—net	0.16%	0.05%	0.29%	0.80%	0.30%
Portfolio turnover rate	7.08%	9.64%	11.78%	22.14%	11.43%
Accumulation units outstanding at end of year (in thousands)	1,513	1,733	1,848	2,119	1,950
Net assets at end of year (in thousands)	$23,582	$25,602	$26,002	$27,938	$19,979

	PA Select and SPIA Account Growth & Income Sub-Account
	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002

PER ACCUMULATION UNIT DATA:*
Investment income—net	$0.243	$0.162	$0.211	$0.233	$0.150
Net realized and unrealized gain (loss) on investments	3.416	1.107	1.606	3.782	(5.116)
Net increase (decrease) in accumulation unit value	3.659	1.269	1.817	4.015	(4.966)
Accumulation unit value:
Beginning of year	22.655	21.386	19.569	15.554	20.520
End of year	$26.314	$22.655	$21.386	$19.569	$15.554

TOTAL RETURN	16.15%	5.93%	9.28%	25.81%	(24.20)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.60%	0.60%	0.47%	0.30%
Investment income—net	0.99%	0.75%	1.02%	1.57%	0.97%
Portfolio turnover rate	8.47%	9.66%	14.16%	8.76%	16.97%
Accumulation units outstanding at end of year (in thousands)	1,485	1,553	1,639	1,653	1,278
Net assets at end of year (in thousands)	$40,516	$36,489	$35,832	$32,820	$20,075

(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

Single Premium Immediate Annuities Statement of Additional Information	B-15

Notes to financial statements	TIAA-CREF Life Separate Account VA-1	continued

	PA Select and SPIA Account International Equity Sub-Account
	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002

PER ACCUMULATION UNIT DATA:
Investment income—net	$0.257	$0.203	$0.237	$0.193	$0.226
Net realized and unrealized gain (loss) on investments	5.826	2.410	2.415	4.293	(2.136)
Net increase (decrease) in accumulation unit value	6.083	2.613	2.652	4.486	(1.910)
Accumulation unit value:
Beginning of year	20.853	18.240	15.588	11.102	13.012
End of year	$26.936	$20.853	$18.240	$15.588	$11.102

TOTAL RETURN	29.17%	14.32%	17.01%	40.41%	(14.68)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.60%	0.60%	0.47%	0.30%
Investment income—net	1.18%	1.21%	1.57%	1.89%	2.34%
Portfolio turnover rate	13.51%	16.74%	22.53%	39.54%	19.10%
Accumulation units outstanding at end of year (in thousands)	2,203	1,840	1,572	1,290	1,013
Net assets at end of year (in thousands)	$60,301	$39,020	$29,078	$20,361	$11,290

	PA Select and SPIA Account Stock Index Sub-Account
	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002

PER ACCUMULATION UNIT DATA:
Investment income—net	$0.687	$0.327	$0.347	$0.691	$0.310
Net realized and unrealized gain (loss) on investments	3.903	1.251	2.597	5.404	(5.871)
Net increase (decrease) in accumulation unit value	4.590	1.578	2.944	6.095	(5.561)
Accumulation unit value:
Beginning of year	30.760	29.182	26.238	20.143	25.704
End of year	$35.350	$30.760	$29.182	$26.238	$20.143

TOTAL RETURN	14.92%	5.41%	11.22%	30.26%	(21.64)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.60%	0.60%	0.47%	0.30%
Investment income—net	2.06%	1.09%	1.26%	3.54%	1.54%
Portfolio turnover rate	7.58%	5.55%	11.55%	4.71%	11.42%
Accumulation units outstanding at end of year (in thousands)	4,056	4,303	4,449	4,397	3,363
Net assets at end of year (in thousands)	$147,889	$136,162	$132,964	$117,326	$68,585

(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

B-16	Statement of Additional Information Single Premium Immediate Annuities

Notes to financial statements	TIAA-CREF Life Separate Account VA-1	continued

	PA Select and SPIA Account Social Choice Equity Sub-Account
	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002

PER ACCUMULATION UNIT DATA:
Investment income—net	$0.468	$0.226	$0.285	$0.247	$0.205
Net realized and unrealized gain (loss) on investments	3.116	1.335	2.245	4.667	(4.620)
Net increase (decrease) in accumulation unit value	3.584	1.561	2.530	4.914	(4.415)
Accumulation unit value:
Beginning of year	25.695	24.134	21.604	16.690	21.105
End of year	$29.279	$25.695	$24.134	$21.604	$16.690

TOTAL RETURN	13.95%	6.47%	11.71%	29.44%	(20.92)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.60%	0.60%	0.48%	0.30%
Investment income—net	1.65%	1.01%	1.28%	1.70%	1.51%
Portfolio turnover rate	11.73%	9.21%	15.89%	6.06%	10.57%
Accumulation units outstanding at end of year (in thousands)	619	682	639	586	352
Net assets at end of year (in thousands)	$18,655	$17,928	$15,490	$12,696	$5,875

	PA Select and SPIA Account Large-Cap Value Sub-Account
	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period September 4, 2002 (commencement of operations) to December 31, 2002(a)

PER ACCUMULATION UNIT DATA:
Investment income—net	$3.484	$2.989	$5.110	$1.342	$0.137
Net realized and unrealized gain (loss) on investments	5.163	(1.275)	1.525	6.805	(0.159)
Net increase (decrease) in accumulation unit value	8.647	1.714	6.635	8.147	(0.022)
Accumulation Unit value:
Beginning of year	41.474	39.760	33.125	24.978	25.000
End of year	$50.121	$41.474	$39.760	$33.125	$24.978

TOTAL RETURN	20.85%	4.31%	20.03%	32.62%	(0.09)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.60%	0.60%	0.55%	0.10%
Investment income—net	8.64%	7.58%	19.32%	12.64%	0.82%
Portfolio turnover rate	19.79%	23.69%	28.50%	16.52%	0.10%
Accumulation units outstanding at end of year (in thousands)	503	443	406	194	7
Net assets at end of year (in thousands)	$25,759	$18,800	$16,615	$6,581	$173

(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

Single Premium Immediate Annuities Statement of Additional Information	B-17

Notes to financial statements	TIAA-CREF Life Separate Account VA-1	continued

	PA Select and SPIA Account Small-Cap Equity Sub-Account
	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period September 4, 2002 (commencement of operations) to December 31, 2002(a)

PER ACCUMULATION UNIT DATA:
Investment income—net	$4.547	$6.277	$6.521	$3.612	$0.100
Net realized and unrealized gain (loss) on investments	3.231	(4.556)	0.487	8.323	(0.370)
Net increase (decrease) in accumulation unit value	7.778	1.721	7.008	11.935	(0.270)
Accumulation unit value:
Beginning of year	45.394	43.673	36.665	24.730	25.000
End of year	$53.172	$45.394	$43.673	$36.665	$24.730

TOTAL RETURN	17.13%	3.94%	19.11%	48.26%	(1.08)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.60%	0.60%	0.57%	0.10%
Investment income—net	8.96%	14.05%	17.34%	28.61%	0.85%
Portfolio turnover rate	27.27%	25.58%	33.50%	30.08%	0.05%
Accumulation units outstanding at end of year (in thousands)	409	388	415	328	10
Net assets at end of year (in thousands)	$22,291	$18,045	$18,452	$12,208	$241

	PA Select and SPIA Account Real Estate Securities Sub-Account
	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the Period September 4, 2002 (commencement of operations) to December 31, 2002(a)

PER ACCUMULATION UNIT DATA:
Investment income—net	$4.954	$6.933	$6.600	$4.160	$0.289
Net realized and unrealized gain (loss) on investments	11.224	(3.939)	4.520	5.577	(0.475)
Net increase (decrease) in accumulation unit value	16.178	2.994	11.120	9.737	(0.186)
Accumulation unit value:
Beginning of year	48.665	45.671	34.551	24.814	25.000
End of year	$64.843	$48.665	$45.671	$34.551	$24.814

TOTAL RETURN	33.24%	6.56%	32.18%	39.24%	(0.74)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.60%	0.60%	0.55%	0.10%
Investment income—net	9.67%	14.87%	22.08%	2.87%	2.88%
Portfolio turnover rate	17.82%	32.87%	40.07%	31.14%	112.27%
Accumulation Units outstanding at end of year (in thousands)	681	611	613	403	14
Net assets at end of year (in thousands)	$45,401	$30,623	$28,643	$14,151	$347

(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

B-18	Statement of Additional Information Single Premium Immediate Annuities

Notes to financial statements	TIAA-CREF Life Separate Account VA-1	continued

	Lifetime Variable Select Account
	Growth Equity Sub-Account				Growth & Income Sub-Account
	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the period July 8, 2003 (commencement of operations) to December 31, 2003(a)	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the period July 8, 2003 (commencement of operations) to December 31, 2003(a)

PER ACCUMULATION UNIT DATA:
Investment income—net	$0.033	$0.007	$0.045	$0.074	$0.243	$0.162	$0.211	$0.209
Net realized and unrealized gain (loss) on investments	0.692	0.652	0.702	2.731	3.417	1.107	1.605	3.782
Net increase (decrease) in Accumulation unit value	0.725	0.659	0.747	2.805	3.660	1.269	1.816	3.991
Accumulation unit value:
Beginning of year	14.406	13.747	13.000	10.195	22.654	21.385	19.569	15.578
End of year	$15.131	$14.406	$13.747	$13.000	$26.314	$22.654	$21.385	$19.569

TOTAL RETURN	5.03%	4.79%	5.75%	27.51%	16.16%	5.93%	9.28%	25.62%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.60%	0.60%	0.29%	0.60%	0.60%	0.60%	0.29%
Investment income—net	0.27%	0.16%	0.98%	3.04%	1.20%	1.16%	2.01%	6.82%
Portfolio turnover rate	26.48%	204.85%	126.82%	397.49%	17.28%	21.31%	35.60%	0.09%
Accumulation units outstanding at end of year (in thousands)	261	228	151	22	248	195	116	15
Net assets at end of year (in thousands)	$3,942	$3,278	$2,070	$289	$6,534	$4,419	$2,477	$301

	Lifetime Variable Select Account
	International Equity Sub-Account				Stock Index Sub-Account
	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the period July 8, 2003 (commencement of operations) to December 31, 2003(a)	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the period July 8, 2003 (commencement of operations) to December 31, 2003(a)

PER ACCUMULATION UNIT DATA:
Investment income-net	$0.257	$0.203	$0.237	$0.177	$0.687	$0.327	$0.347	$0.661
Net realized and unrealized gain (loss) on investments	5.825	2.410	2.415	4.293	3.903	1.251	2.597	5.404
Net increase (decrease) in Accumulation unit value	6.082	2.613	2.652	4.470	4.590	1.578	2.944	6.065
Accumulation unit value:
Beginning of year	20.853	18.240	15.588	11.118	30.760	29.182	26.238	20.173
End of year	$26.935	$20.853	$18.240	$15.588	$35.350	$30.760	$29.182	$26.238

TOTAL RETURN	29.17%	14.32%	17.01%	40.21%	14.92%	5.41%	11.22%	30.06%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.60%	0.60%	0.29%	0.60%	0.60%	0.60%	0.29%
Investment income—net	1.36%	2.10%	3.28%	3.17%	2.29%	1.47%	3.07%	11.54%
Portfolio turnover rate	30.95%	123.70%	179.02%	648.91%	41.83%	82.83%	20.99%	22.42%
Accumulation units outstanding at end of year (in thousands)	788	534	217	18	602	507	335	35
Net assets at end of year (in thousands)	$21,212	$11,130	$3,950	$285	$21,280	$15,588	$9,763	$913

(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

Single Premium Immediate Annuities Statement of Additional Information	B-19

Notes to financial statements	TIAA-CREF Life Separate Account VA-1	continued

	Lifetime Variable Select Account
	Social Choice Equity Sub-Account				Large-Cap Value Sub-Account
	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the period July 8, 2003 (commencement of operations) to December 31, 2003(a)	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the period July 8, 2003 (commencement of operations) to December 31, 2003(a)

PER ACCUMULATION UNIT DATA:
Investment income—net	$0.467	$0.226	$0.285	$0.222	$3.484	$2.989	$5.110	$1.306
Net realized and unrealized gain (loss) on investments	3.115	1.335	2.245	4.667	5.167	(1.275)	1.526	6.842
Net increase (decrease) in Accumulation unit value	3.582	1.561	2.530	4.889	8.651	1.714	6.636	8.148
Accumulation unit value:
Beginning of year	25.695	24.134	21.604	16.715	41.476	39.762	33.126	24.978
End of year	$29.277	$25.695	$24.134	$21.604	$50.127	$41.476	$39.762	$33.126

TOTAL RETURN	13.95%	6.46%	11.71%	29.25%	20.86%	4.31%	20.03%	32.62%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.60%	0.60%	0.29%	0.60%	0.60%	0.60%	0.29%
Investment income—net	1.90%	1.33%	2.23%	5.05%	9.02%	8.36%	31.24%	13.06%
Portfolio turnover rate	22.83%	32.39%	30.39%	0.89%	60.92%	98.26%	46.85%	335.40%
Accumulation units outstanding at end of year (in thousands)	170	157	99	19	297	208	133	10
Net assets at end of year (in thousands)	$4,986	$4,032	$2,378	$414	$14,868	$8,613	$5,298	$333

	Lifetime Variable Select Account
	Small-Cap Equity Sub-Account				Real Estate Sub-Account
	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the period July 8, 2003 (commencement of operations) to December 31, 2003(a)	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the period July 8, 2003 (commencement of operations) to December 31, 2003(a)

PER ACCUMULATION UNIT DATA:
Investment income—net	$4.548	$6.278	$6.522	$3.574	$4.953	$6.932	$6.600	$4.122
Net realized and unrealized gain (loss) on investments	3.234	(4.549)	0.487	8.361	11.224	(3.943)	4.518	5.615
Net increase (decrease) in Accumulation unit value	7.782	1.729	7.009	11.935	16.177	2.989	11.118	9.737
Accumulation unit value:
Beginning of year	45.403	43.674	36.665	24.730	48.658	45.669	34.551	24.814
End of year	$53.185	$45.403	$43.674	$36.665	$64.835	$48.658	$45.669	$34.551

TOTAL RETURN	17.14%	3.96%	19.12%	48.26%	33.25%	6.55%	32.18%	39.24%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.60%	0.60%	0.29%	0.60%	0.60%	0.60%	0.29%
Investment income—net	10.08%	13.41%	29.85%	18.83%	9.92%	15.56%	35.27%	65.57%
Portfolio turnover rate	63.73%	231.24%	168.26%	175.00%	45.15%	59.54%	50.93%	6.18%
Accumulation units outstanding at end of year (in thousands)	204	152	97	12	309	222	174	18
Net assets at end of year (in thousands)	$10,840	$6,896	$4,256	$452	$20,017	$10,808	$7,949	$633

(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

B-20	Statement of Additional Information Single Premium Immediate Annuities

Notes to financial statements	TIAA-CREF Life Separate Account VA-1	continued

	Lifetime Variable Select Account
	Bond Sub-Account				Money Market Sub-Account
	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the period July 8, 2003 (commencement of operations) to December 31, 2003(a)	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the period July 8, 2003 (commencement of operations) to December 31, 2003(a)

PER ACCUMULATION UNIT DATA:
Investment income—net	$1.112	$0.948	$0.752	$0.354	$0.461	$0.265	$0.071	$0.020
Net realized and unrealized gain (loss) on investments	(0.034)	(0.456)	0.016	(0.128)	—	—	—	—
Net increase (decrease) in Accumulation unit value	1.078	0.492	0.768	0.226	0.461	0.265	0.071	0.020
Accumulation unit value:
Beginning of year	26.486	25.994	25.226	25.000	10.356	10.091	10.020	10.000
End of year	$27.564	$26.486	$25.994	$25.226	$10.817	$10.356	$10.091	$10.020

TOTAL RETURN	4.07%	1.89%	3.04%	0.90%	4.44%	2.63%	0.71%	0.20%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.60%	0.60%	0.29%	0.60%	0.60%	0.60%	0.29%
Investment income—net	4.43%	4.70%	5.48%	6.32%	4.43%	2.68%	0.80%	0.19%
Portfolio turnover rate	29.02%	34.47%	16.41%	0.11%	83.65%	319.81%	325.45%	244.92%
Accumulation units outstanding at end of year (in thousands)	593	510	262	22	4,872	1,658	631	82
Net assets at end of year (in thousands)	$16,339	$13,495	$6,806	$551	$52,699	$17,173	$6,371	$824

(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

Note 5—accumulation units

Changes in the number of Accumulation Units outstanding were as follows:

	PA Select and SPIA Account Growth Equity Sub-Account		PA Select and SPIA Account Growth & Income Sub-Account		PA Select and SPIA Account International Equity Sub-Account
	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2006	For the year ended December 31, 2005

ACCUMULATION UNITS:
Credited for premiums	70,758	159,968	60,564	99,372	69,265	525,060
Credited (cancelled) for transfers and disbursements	(290,117)	(275,022)	(128,394)	(185,520)	293,794	(257,410)

OUTSTANDING:
Beginning of year	1,732,823	1,847,877	1,553,113	1,639,261	1,839,659	1,572,009
End of year	1,513,464	1,732,823	1,485,283	1,553,113	2,202,718	1,839,659

Single Premium Immediate Annuities Statement of Additional Information	B-21

Notes to financial statements	TIAA-CREF Life Separate Account VA-1	continued

	PA Select and SPIA Account Stock Index Sub-Account		PA Select and SPIA Account Social Choice Equity Sub-Account
	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2006	For the year ended December 31, 2005

ACCUMULATION UNITS:
Credited for premiums	137,836	248,846	24,138	81,609
Credited (cancelled) for transfers and disbursements	(384,515)	(395,509)	(87,412)	(39,168)

OUTSTANDING:
Beginning of year	4,302,709	4,449,372	681,913	639,472
End of year	4,056,030	4,302,709	618,639	681,913

	PA Select and SPIA Account Large-Cap Value Sub-Account		PA Select and SPIA Account Small-Cap Equity Sub-Account		PA Select and SPIA Account Real Estate Securities Sub-Account
	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2006	For the year ended December 31, 2005

ACCUMULATION UNITS:
Credited for premiums	17,804	101,664	17,632	59,911	35,537	168,427
Credited (cancelled) for transfers and disbursements	42,148	(65,254)	3,710	(87,207)	34,270	(170,881)

OUTSTANDING:
Beginning of year	442,626	406,216	387,525	414,821	610,998	613,452
End of year	502,578	442,626	408,867	387,525	680,805	610,998

	Lifetime Variable Select Account
	Growth Equity Sub-Account		Growth & Income Sub-Account		International Equity Sub-Account
	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2006	For the year ended December 31, 2005

ACCUMULATION UNITS:
Credited for premiums	49,693	132,137	56,045	32,015	186,238	347,451
Credited (cancelled) for transfers and disbursements	(16,681)	(55,140)	(2,810)	47,246	67,556	(30,279)

OUTSTANDING:
Beginning of year	227,541	150,544	195,071	115,810	533,753	216,581
End of year	260,553	227,541	248,306	195,071	787,547	533,753

	Stock Index Sub-Account		Social Choice Equity Sub-Account		Large-Cap Value Sub-Account
	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2006	For the year ended December 31,2005

ACCUMULATION UNITS:
Credited for premiums	138,012	159,947	27,435	40,256	60,137	84,425
Credited (cancelled) for transfers and disbursements	(42,789)	12,270	(14,048)	18,140	28,814	(10,002)

OUTSTANDING:
Beginning of year	506,754	334,537	156,926	98,530	207,660	133,237
End of year	601,977	506,754	170,313	156,926	296,611	207,660

B-22	Statement of Additional Information Single Premium Immediate Annuities

Notes to financial statements	TIAA-CREF Life Separate Account VA-1	concluded

	Small-Cap Equity Sub-Account		Real Estate Securities Sub-Account		Bond Sub-Account
	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2006	For the year ended December 31, 2005

ACCUMULATION UNITS:
Credited for premiums	40,414	317,303	105,506	87,189	124,992	144,222
Credited (cancelled) for transfers and disbursements	11,505	(262,857)	(18,900)	(39,137)	(41,750)	103,454

OUTSTANDING:
Beginning of year	151,892	97,446	222,123	174,071	509,500	261,824
End of year	203,811	151,892	308,729	222,123	592,742	509,500

	Money Market Sub-Account
	For the year ended December 31, 2006	For the year ended December 31, 2005

ACCUMULATION UNITS:
Credited for premiums	4,508,613	2,555,971
Credited (cancelled) for transfers and disbursements	(1,294,774)	(1,529,106)

OUTSTANDING:
Beginning of year	1,658,224	631,359
End of year	4,872,063	1,658,224

Single Premium Immediate Annuities Statement of Additional Information	B-23

Index to Financial Statements

TIAA-CREF LIFE INSURANCE COMPANY
Index to Statutory—Basis Financial Statements
December 31, 2006
B-25	Report of Management Responsibility
B-26	Report of the Audit Committee
B-27	Report of Independent Auditors
B-28	Report of Independent Registered Public Accounting Firm
Statutory—Basis Financial Statements:
B-29	Statements of Admitted Assets, Liabilities and Capital and Surplus
B-29	Statements of Operations
B-30	Statements of Changes in Capital and Surplus
B-31	Statements of Cash Flow
B-32	Notes to Financial Statements

B-24	Statement of Additional Information Single Premium Immediate Annuities

Report of management responsibility

April 20, 2007

To the Policyholders of TIAA-CREF Life Insurance Company:

The accompanying statutory-basis financial statements of TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) are the responsibility of management. They have been prepared on the basis of statutory accounting principles, a comprehensive basis of accounting comprised of accounting principles prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA-CREF Life have been presented fairly and objectively in accordance with such statutory accounting principles.

TIAA-CREF Life has established and maintains an effective system of internal controls over financial reporting designed to provide reasonable assurance that assets are properly safeguarded, that transactions are properly executed in accordance with management’s authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, TIAA-CREF Life’s internal audit personnel provide a continuing review of the internal controls and operations of TIAA-CREF Life, and the Senior Vice President of Internal Audit regularly reports to the Audit Committee of the TIAA-CREF Life Board of Directors.

The independent registered public accounting firm of PricewaterhouseCoopers LLP has audited the accompanying statutory-basis financial statements of TIAA-CREF Life for the years ended December 31, 2006 and 2005 and Ernst & Young LLP for the year ended December 31, 2004. To maintain auditor independence and avoid even the appearance of a conflict of interest, it continues to be TIAA-CREF Life’s policy that any management advisory or consulting services are obtained from a firm other than the independent accounting firm. The independent auditors’ report expresses an independent opinion on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA-CREF Life Board of Directors meets regularly with management, representatives of the independent accounting firm and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual independent audit of the TIAA-CREF Life statutory-basis financial statements, the New York State Insurance Department and other state insurance departments regularly examine the operations and financial statements of TIAA-CREF Life as part of their periodic corporate examinations.

/s/ Bret L. Benham	/s/ Linda S. Dougherty
Bret L. Benham	Linda S. Dougherty
Chairman, President and Chief Executive Officer	Second Vice President and Chief Financial Officer

Single Premium Immediate Annuities Statement of Additional Information	B-25

Report of the audit committee

To the Policyholders of TIAA-CREF Life Insurance Company:

The Audit Committee (“Committee”) oversees the financial reporting process of TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) on behalf of TIAA-CREF Life’s Board of Directors. The Committee is a standing committee of the Board and operates in accordance with a formal written charter (copies are available upon request) that describes the Committee’s responsibilities.

Management has the primary responsibility for TIAA-CREF Life’s financial statements, the development and maintenance of an effective system of internal controls over financial reporting, operations, and compliance with applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed and approved the audit plans of the internal audit group and the independent registered public accounting firm in connection with their respective audits. The Committee also meets regularly with the internal and independent auditors, both with and without management present, to discuss the results of their examinations, their evaluation of internal controls, and the overall quality of financial reporting. The Committee has direct responsibility for the appointment, compensation and oversight of the external financial accounting firm. As required by its charter, the Committee will evaluate rotation of the external financial accounting firm whenever circumstances warrant, but in no event will the evaluation be later than the tenth year of service.

The Committee reviewed and discussed the accompanying audited statutory-basis financial statements with management, including a discussion of the quality and appropriateness of the accounting principles and financial reporting practices followed, the reasonableness of significant judgments, and the clarity of disclosures in the statutory-basis financial statements. The Committee has also discussed the audited statutory-basis financial statements with PricewaterhouseCoopers LLP, the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of the 2006 audited statutory-basis financial statements with statutory accounting principles.

The discussion with PricewaterhouseCoopers LLP focused on their judgments concerning the quality and acceptability of the accounting principles as applied in the financial reporting practices followed by TIAA-CREF Life, the clarity and completeness of the financial statements and related disclosures, and other significant matters, such as any significant changes in accounting policies, management judgments and estimates, and the nature of any uncertainties or unusual transactions. In addition, the Committee discussed with PricewaterhouseCoopers LLP the auditors’ independence from management, and the Teachers Insurance and Annuity Association of America’s Board of Trustees has received a written disclosure regarding such independence, as required by the Independence Standards Board.

Based on the review and discussions referred to above, the Committee has approved the release of the accompanying audited statutory-basis financial statements for publication and filing with appropriate regulatory authorities.

Craig K. Nordyke, Audit Committee Member

Harry I. Klaristenfeld, Audit Committee Member

Matthew F. Daitch, Audit Committee Member

Gary W. Mauger, Audit Committee Chairperson

Stephen B. Gruppo, Audit Committee Member

April 20, 2007

B-26	Statement of Additional Information Single Premium Immediate Annuities

Report of independent auditors

To the Board of Directors of TIAA-CREF Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities and capital and surplus of TIAA-CREF Life Insurance Company (the “Company”) as of December 31, 2006 and December 31, 2005, and the related statutory statements of operations, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of the Company for the year ended December 31, 2004, which are prepared on the basis of accounting described in Note 2, were audited by other independent auditors whose report dated April 20, 2005, expressed an adverse opinion on the fair presentation of the financial statements in conformity with generally accepted accounting principles in the United States of America, and expressed an unqualified opinion on the fair presentation of the financial statements in conformity with the basis of accounting described in Note 2.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2006 and 2005, or the results of its operations or its cash flows for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 2.

/s/ PricewaterhouseCoopers LLP

April 20, 2007

Single Premium Immediate Annuities Statement of Additional Information	B-27

Report of Independent Registered Public Accounting Firm

To the Board of Directors of TIAA-CREF Life Insurance Company:

We have audited the statutory-basis balance sheet of TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as of December 31, 2004 and the related accompanying statutory-basis statements of operations, changes in capital and surplus, and cash flow for the year then ended. These financial statements are the responsibility of TIAA-CREF Life’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of TIAA-CREF Life’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the TIAA-CREF Life’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2 to the financial statements, TIAA-CREF Life presents its financial statements in conformity with accounting practices prescribed or permitted by the New York State Insurance Department, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 2. The effects of these variances on TIAA-CREF Life’s financial statements are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of TIAA-CREF Life at December 31, 2004, or the results of its operations or its cash flow for the year then ended.

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of TIAA-CREF Life at December 31, 2004, and the results of its operations and its cash flow for the year then ended in conformity with accounting practices prescribed or permitted by the New York State Insurance Department.

/s/ Ernst & Young LLP

New York, New York

April 27, 2005

B-28	Statement of Additional Information Single Premium Immediate Annuities

Statutory—basis statements of admitted assets, liabilities and capital and surplus	TIAA-CREF Life Insurance Company

(dollars in thousands, except share data)	December 31, 2006	December 31, 2005

ASSETS
Bonds	$2,317,956	$2,692,895
Mortgages	109,495	136,596
Preferred stocks	34,845	7,515
Common stocks	—	1,000
Other long term investments	1,507	153
Cash, cash equivalents and short-term investments	113,178	1,039
Investment income due and accrued	31,359	34,848
Separate account assets	564,128	421,874
Federal income tax recoverable from TIAA	3,865	1,692
Deferred federal income tax asset	2,029	1,909
Other assets	30,011	27,369
Total assets	$3,208,373	$3,326,890

LIABILITIES, CAPITAL AND SURPLUS
Liabilities
Reserves for life and health, annuities and deposit-type contracts	$2,238,501	$2,550,629
Asset valuation reserve	15,779	14,574
Interest maintenance reserve	4,392	7,587
Separate account liabilities	562,765	420,740
Other liabilities	46,383	8,930
Total liabilities	2,867,820	3,002,460
Capital and Surplus
Capital (2,500 shares of $1,000 par value common stock issued and outstanding)	2,500	2,500
Additional paid-in capital	287,500	287,500
Surplus	50,553	34,430
Total capital and surplus	340,553	324,430
Total liabilities, capital and surplus	$3,208,373	$3,326,890

Statutory—basis statements of operations	TIAA-CREF Life Insurance Company

(dollars in thousands)	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004

REVENUES
Insurance and annuity premiums and other considerations	$138,588	$144,186	$227,075
Net investment income	141,208	149,674	148,139
Total revenues	$279,796	$293,860	$375,214

EXPENSES
Policy and contract benefits	$391,443	$308,574	$176,511
Increase (decrease) in policy and contract reserves	(276,425)	(167,593)	27,719
Operating expenses	49,299	50,725	56,006
Transfers to separate accounts, net	66,209	43,474	68,410
Other, net	24,934	24,768	11,701
Total expenses	$255,460	$259,948	$340,347

Income before federal income tax and net realized capital losses	24,336	33,912	34,867
Federal income tax expense	6,246	11,506	8,867
Net realized capital (losses) less capital gains taxes, after transfers to interest maintenance reserve	(811)	(988)	(524)
Net income	$17,279	$21,418	$25,476

SEE NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS	Single Premium Immediate Annuities Statement of Additional Information	B-29

Statutory—basis statements of changes in capital and surplus	TIAA-CREF Life Insurance Company December 31, 2006

(dollars in thousands)	Capital Stock	Additional Paid-In Capital	Surplus (Deficit)	Total
Balance, December 31, 2003	$2,500	$287,500	$(10,486)	$279,514
Net income	—	—	25,476	25,476
Net unrealized capital gains on investments	—	—	621	621
Change in the asset valuation reserve	—	—	(6,101)	(6,101)
Change in value of seed money in separate account	—	—	259	259
Change in net deferred income tax	—	—	(3,893)	(3,893)
Change in non-admitted assets:
Deferred federal income tax asset	—	—	3,547	3,547
Other	—	—	655	655
Balance, December 31, 2004	$2,500	$287,500	$10,078	$300,078
Net income	—	—	21,418	21,418
Net unrealized capital losses on investments	—	—	(221)	(221)
Change in asset valuation reserve	—	—	(3,810)	(3,810)
Change in value of seed money in separate account	—	—	64	64
Change in net deferred income tax	—	—	(1,406)	(1,406)
Change in non-admitted assets:
Deferred federal income tax asset	—	—	1,675	1,675
Other	—	—	15	15
Prior year income (surplus) adjustment	—	—	6,617	6,617
Balance, December 31, 2005	$2,500	$287,500	$34,430	$324,430
Net income	—	—	17,279	17,279
Net unrealized capital gains on investments	—	—	(299)	(299)
Change in asset valuation reserve	—	—	(1,205)	(1,205)
Change in value of seed money in separate account	—	—	228	228
Change in net deferred income tax	—	—	(139)	(139)
Change in non-admitted assets:
Deferred federal income tax asset	—	—	259	259
Balance, December 31, 2006	$2,500	$287,500	$50,553	$340,553

B-30	Statement of Additional Information Single Premium Immediate Annuities	SEE NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS

Statutory—basis statements of cash flow	TIAA-CREF Life Insurance Company December 31, 2006

(dollars in thousands)	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004
CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$133,899	$140,876	$231,303
Miscellaneous income	9,632	7,344	10,334
Net investment income	198,618	203,806	200,236
Total Receipts	342,149	352,026	441,873
Policy and contract benefits	388,870	308,394	176,973
Operating expenses	59,480	76,527	54,684
Federal income tax expense	8,357	9,517	13,993
Net transfers to separate accounts	58,926	50,320	68,779
Total Disbursements	515,633	444,758	314,429
Net cash from operations	(173,484)	(92,732)	127,444
CASH FROM INVESTMENTS
Proceeds from long-term investments sold, matured, or repaid:
Bonds	667,523	547,206	377,188
Stocks	7,515	1,833	—
Mortgages	67,372	59,083	19,656
Miscellaneous proceeds	(2)	—	39,497
Cost of investments acquired:
Bonds	375,728	569,436	537,243
Stocks	3,346	8,515	1,228
Mortgages and real estate	40,614	20,000	65,750
Miscellaneous applications	368	109	25
Net cash from investments	322,352	10,062	(167,905)
CASH FROM FINANCING AND OTHER
Net deposits on deposit-type contracts funds	(69,975)	48,849	25,318
Other cash provided (applied)	33,246	(5,871)	8,714
Net cash from financing and other	(36,729)	42,978	34,032
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	112,139	(39,692)	(6,429)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	1,039	40,731	47,160
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$113,178	$1,039	$40,731

SEE NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS	Single Premium Immediate Annuities Statement of Additional Information	B-31

Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2006

Note 1—organization and operations

TIAA-CREF Life Insurance Company commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company and changed its name to TIAA-CREF Life Insurance Company (“TIAA-CREF Life” or the “Company”) on May 1, 1998. TIAA-CREF Life is a direct wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA” or the “Parent”), a legal reserve life insurance company established under the insurance laws of the State of New York in 1918. As of December 31, 2006, the Company was licensed in 51 jurisdictions.

The Company issues non-qualified annuity contracts with fixed and variable components, fixed and variable universal life contracts, funding agreements, term insurance and single premium immediate annuities.

Note 2—significant accounting policies

BASIS OF PRESENTATION:

The Company’s statutory-basis financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Insurance Department (the “Department”), a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of TIAA-CREF Life’s net income and capital and surplus between NAIC SAP and the New York SAP annual statement filed with the Department. The primary differences arise because TIAA-CREF Life maintains more conservative reserves, as prescribed or permitted by New York SAP, under which annuity reserves are generally discounted on the basis of contractually guaranteed interest rates and mortality tables.

	2006	2005	2004
	(In Thousands)
Net Income, New York SAP	$17,279	$21,418	$25,476
Difference in Reserves for:
Term Conversions	175	136	145
Deferred and Payout Annuities issue after 2000	8	(15)	(6)
Net Income, NAIC SAP	$17,462	$21,539	$25,615

Statutory Capital and Surplus, New York SAP	$340,553	$324,430	$300,078
Difference in Reserves for:
Term Conversions	759	584	448
Deferred and Payout Annuities issued after 2000	8	—	15
Statutory Capital and Surplus, NAIC SAP	$341,320	$325,014	$300,541

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) requires that financial statements that are intended to be in conformity with GAAP follow all applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP as having been prepared in accordance with GAAP. The differences between GAAP and NAIC SAP would have a material effect on the Company’s financial statements and the primary differences can be summarized, as follows.

Under GAAP:

•	The asset valuation reserve (“AVR”) is eliminated as a reserve and the credit-related realized gains and losses are reported in the statement of income on a pretax basis as incurred;

•

The interest maintenance reserve (“IMR”) is eliminated and realized gains and losses resulting from changes in interest rates are reported as a component of net income rather than being accumulated in and subsequently amortized into investment income over the remaining life of the investments sold;

•	Certain assets, which are designated as “non-admitted assets” are included in GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

•

Policy acquisition costs are deferred and amortized over the lives of the policies issued rather than being charged to operations as incurred. Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s equity in the share of the underlying audited GAAP equity of the subsidiary;

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than amortized cost;

•

State taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax asset expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable, rather than not being included in the deferred income taxes;

•	Annuities that do not incorporate significant insurance risk are classified as investment contracts and are not accounted for as insurance contracts;

•	Derivatives are generally valued at fair value rather than being accounted for in a manner consistent with the hedged item even when the derivatives qualify for hedge accounting;

•	Loan-backed and structured securities that are determined to have an other-than-temporary impairment are written down to fair value and not to the sum of undiscounted estimated future cash flows;

B-32	Statement of Additional Information Single Premium Immediate Annuities

Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2006	continued

•

Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for statutory purposes and assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for statutory purposes.

Management believes that the effects of these differences, while not determined, are presumed to be material.

ACCOUNTING POLICIES:

The preparation of the Company’s statutory-basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary. An impairment on an investment is considered to have occurred if an event or change in circumstance indicates that the carrying value of the asset may not be recoverable or the receipt of contractual payments of principal and interest may not occur when scheduled. When an impairment has been determined to have occurred, the investment is written down to fair value except for loan-backed and structured securities, which are written down to the sum of their undiscounted expected future cash flows. Management considers available evidence to evaluate the potential impairment of its investments. Unless evidence exists indicating a decline in the fair value of an investment below carrying value is temporary, a write-down is recognized as a realized loss.

VALUATION OF INVESTMENTS:

Cash, cash equivalents and short-term investments: Short-term investments (debt securities with maturities of one year or less at the time of acquisition) that are not in default are stated at amortized cost using the interest method. Short-term investments in default are stated at the lower of amortized cost or market value. Cash and cash equivalents includes cash on hand, amounts due from banks, and short term highly liquid investments with original maturities of three months or less.

Bonds: Bonds not backed by loans and not in default, are stated at amortized cost using the interest method. Bonds not backed by loans that are in default are valued at the lower of amortized cost or fair value determined by quoted market prices or an independent pricing service. For an other-than-temporary impairment, the cost basis of the bond is written down to its fair value, with the resulting change recognized as a realized loss.

Loan-backed bonds and structured securities: Included within bonds are loan-backed securities. Loan-backed securities and structured securities not in default are stated at amortized cost. The prospective approach is used in determining the carrying amount of interest-only securities, securities for which an other-than-temporary impairment has been recognized or securities whose expected future cash flows are lower than the expected cash flows estimated at the time of acquisition. The retrospective approach, which uses actual and expected future cash flows, is applied when determining the amount of all other loan-backed and structured securities. Estimated future cash flows and expected repayment periods are used in calculating amortization/accretion of premium/discount for loan-backed and structured securities. Loan-backed and structured securities in default are valued at the lower of amortized cost or undiscounted estimated future cash flows. Prepayment assumptions for loan backed securities and structured securities are obtained from external data services or internal estimates.

Common stock: Unaffiliated common stocks are stated at fair value.

Preferred stock: Preferred stocks of relatively high quality in NAIC designations 1, 2 and 3 are stated at amortized cost. Lower quality preferred stocks in NAIC designations 4, 5 and 6 are carried at the lower of amortized cost or fair value.

Mortgages: Mortgages are stated at amortized cost, net of valuation allowances, except that purchase money mortgages are stated at the lower of amortized cost or ninety percent of appraised value. A mortgage is evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation reserves for mortgages are included in net unrealized capital gains or losses. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established.

Wholly-owned subsidiaries: Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory net assets; (2) non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Contract loans: Contract loans are stated at outstanding principal balances.

Separate accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. Seed money investments in the separate account, which are included in Separate Account Assets in the accompanying balance sheets, are stated at fair value.

Derivative instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details TIAA-CREF Life’s derivative policy objectives, strategies and controls, and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that the Company has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, effectiveness and counterparty credit quality. The Company uses derivative instruments for

Single Premium Immediate Annuities Statement of Additional Information	B-33

Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2006	continued

hedging, income generation and asset replication purposes. Derivatives used by the Company include foreign currency swaps and interest rate swaps. See Note 6.

Non-admitted assets: Certain investment balances and corresponding investment income due and accrued maybe designated as non-admitted assets in accordance with New York SAP, based on delinquencies, defaults, and other statutory criteria, and cannot be included in life insurance company balance sheets filed with the Department. The Company had no such investment-related non-admitted assets at December 31, 2006 and 2005. Income on bonds in default is not accrued and therefore, is not included in the non-admitted totals. Certain non-investment assets, such as deferred federal income tax (“DFIT”) assets, are also designated non-admitted assets. The non-admitted portion of the DFIT asset was $9,095 thousand and $9,354 thousand at December 31, 2006 and 2005, respectively. Changes in non-admitted assets are charged or credited directly to surplus.

Policy and contract reserves: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest (at rates ranging from 4.50% to 6.75% and averaging approximately 4.52%), mortality and other risks insured. Such reserves establish a sufficient provision for all contractual benefits guaranteed under policy and contract provisions.

Reserves for deposit-type funds, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder.

Asset valuation reserve: The AVR, which covers all invested asset classes, is a reserve required by NAIC SAP to provide for potential future credit and equity losses. Reserve components of the AVR are maintained for bonds, mortgages, other invested assets and derivatives. Realized and unrealized credit and equity capital gains and losses, net of capital gains taxes, are credited to or charged against the related components of the AVR. Statutory formulae determine the required reserve components primarily based on factors applied to asset classes, and insurance companies may also establish additional reserves for any component; however, the ultimate balance cannot exceed the statutory maximum reserve for that component. Contributions and adjustments to AVR are reported as a change in surplus on the Statement of Changes in Capital and Surplus.

Interest maintenance reserve: The IMR is a reserve required by NAIC SAP, which accumulates realized interest rate-related capital gains and losses on sales of debt securities and mortgages, as defined by NAIC SAP. Such capital gains and losses are amortized out of the IMR, under the grouped method of amortization, as an adjustment to net investment income over the remaining lives of the assets sold.

Premiums and Deposits: Premiums are recognized as income over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business are charged to operations as incurred.

Reclassifications: These financial statements report asset classes and related income in the same categories as prescribed for the NAIC annual statement. Certain prior year amounts in the financial statements have been reclassified to conform to the 2006 presentation. These reclassifications did not affect the total assets, liabilities, net income or surplus previously reported.

Note 3—Investments

The disclosures below provide information grouped within the following asset categories: A) bonds, preferred stocks and common stocks; B) mortgage investments; C) subsidiaries and affiliates; D) other long-term investments; and E) commitments.

A. BONDS, PREFERRED STOCKS AND COMMON STOCKS:

The amortized cost and estimated fair values, and the unrealized gains and losses of long-term bonds, preferred stocks, and common stocks at December 31, 2006 and 2005, are shown below (in thousands):

	Cost**	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2006
U.S. Government	$12,970	$1,391	$(2)	$14,359
All Other Governments	4,990	—	(52)	4,938
Special Revenue & Special Assessment, Non-guaranteed Agencies & Government	178,446	1,289	(2,078)	177,657
Public Utilities	170,732	790	(2,837)	168,685
Industrial & Miscellaneous	1,950,818	10,959	(25,674)	1,936,103
Total Bonds	2,317,956	14,429	(30,643)	2,301,742
Preferred Stocks	34,845	196	(371)	34,670
Total Bonds and Stocks	$2,352,801	$14,625	$(31,014)	$2,336,412

	Cost**	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2005
U.S. Government	$13,160	$1,855	$—	$15,015
All Other Governments	9,998	—	(48)	9,950
Special Revenue & Special Assessment, Non-guaranteed Agencies & Government	133,113	1,717	(865)	133,965
Public Utilities	205,102	2,332	(2,750)	204,684
Industrial & Miscellaneous	2,331,522	22,297	(29,096)	2,324,723
Total Bonds	2,692,895	28,201	(32,759)	2,688,337
Preferred Stocks	7,515	13	(10)	7,518
Common Stocks Affiliated***	1,000	—	—	1,000
Total Bonds and Stocks	$2,701,410	$28,214	$(32,769)	$2,696,855

**	Amortized cost for bonds and original cost for stocks net of cumulative recorded other-than-temporary impairments.
***	Also reported in Note 3C – Subsidiaries and Affiliates

B-34	Statement of Additional Information Single Premium Immediate Annuities

Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2006	continued

IMPAIRMENT REVIEW PROCESS

All securities are subjected to TIAA-CREF Life’s process for identifying other-than-temporary impairments. The quarterly impairment identification process utilizes, but is not limited to, a screening process based on declines in fair value. The Company writes down securities that it deems to have an other-than-temporary impairment to fair value in the period the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in fair value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the extent to which and the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and rating agencies; (f) the potential for impairments in an entire industry sector or sub-sector; and (g) the potential for impairments in certain economically-depressed geographic locations. Where an impairment is considered to be other-than-temporary, the Company recognizes a write-down as an investment loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

UNREALIZED LOSSES ON BONDS AND PREFERRED STOCKS

The gross unrealized losses and estimated fair values for securities, by the length of time that individual securities had been in a continuous unrealized loss position for 2006 and 2005 are shown in the table below (in thousands):

	Cost**	Gross Unrealized Loss	Estimated Fair Value

December 31, 2006

Less than twelve months:
Bonds	$680,571	$(8,355)	$672,216
Preferred Stocks	23,368	(371)	22,997
Total less than twelve months	$703,939	$(8,726)	$695,213

More than twelve months:
Bonds	$1,017,310	$(22,288)	$995,022
Preferred Stocks	—	—	—
Total twelve months or more	1,017,310	(22,288)	995,022
Total—All bonds and preferred stocks	$1,721,249	$(31,014)	$1,690,235

**	Amortized cost for bonds and original cost for stocks net of cumulative recorded other-than-temporary impairments.

	Cost**	Gross Unrealized Loss	Estimated Fair Value

December 31, 2005

Less than twelve months:
Bonds	$1,256,598	$(22,188)	$1,234,410
Preferred Stocks	5,015	(10)	5,005
Total less than twelve months	$1,261,613	$(22,198)	$1,239,415

More than twelve months:
Bonds	$344,392	$(10,571)	$333,821
Preferred Stocks	—	—	—
Total twelve months or more	344,392	(10,571)	333,821
Total—All bonds and preferred stocks	$1,606,005	$(32,769)	$1,573,236

**	Amortized cost for bonds and original cost for stocks net of cumulative recorded other-than-temporary impairments.

For 2006, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in asset-backed securities (24%), finance (17%), public utilities (14%), manufacturing (12%), communication (8%), mortgaged backed (7%), oil and gas (6%), services (4%), and other securities (8%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company holds one security where the gross unrealized loss was greater than $1 million at December 31, 2006.

For 2005, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in asset-backed securities (34%), public utilities (22%), manufacturing (17%), finance (11%), communication (6%), transportation (5%), and other securities (5%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company did not hold any securities where the gross unrealized loss was greater than $1 million at December 31, 2005.

SCHEDULED MATURITIES OF BONDS

The statutory carrying values and estimated fair values of long-term bond investments at December 31, 2006, by contractual maturity, are shown below (in thousands):

	Carrying Value	Estimated Fair Value
Due in one year or less	$438,918	$437,193
Due after one year through five years	908,115	898,111
Due after five years through ten years	146,540	145,597
Due after ten years	235,557	237,760
Subtotal	1,729,130	1,718,661
Residential mortgage-backed securities	222,224	220,400
Asset-backed securities	127,971	127,755
Commercial mortgage-backed securities	238,631	234,926
Total	$2,317,956	$2,301,742

Bonds, not due at a single maturity date have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to prepay obligations, although prepayment premiums may be applicable.

Single Premium Immediate Annuities Statement of Additional Information	B-35

Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2006	continued

Included in the preceding table are long-term bond investments in or near default totaling approximately $881 thousand of which $874 thousand are categorized as due after one year through five years and $7 thousand are categorized as asset-backed securities.

Included in the preceding table under asset-backed securities is the Company’s exposure to sub-prime investments totaling $66 million. Ninety-five percent (95%) of the sub-prime securities were rated single A or better.

BOND CREDIT QUALITY AND DIVERSIFICATION

At December 31, 2006 and 2005, approximately 97.6% and 96.4%, respectively, of the long-term bond portfolio was comprised of investment grade securities. The carrying values of long-term bond investments were diversified by industry classification at December 31 as follows:

	2006	2005
Finance and financial services	21.0%	19.2%
Manufacturing	13.0	13.9
Public utilities	12.0	10.8
Commercial mortgage-backed securities	10.3	11.0
Residential mortgage-backed securities	9.6	6.9
Communication	8.5	8.4
Asset-backed securities	5.5	8.0
Services	4.6	5.3
Oil and gas	4.5	4.2
Retail and wholesale trade	4.4	4.9
Transportation	3.1	3.8
US, canada, other government	1.6	1.6
Revenue and special obligation	1.0	0.7
REIT	0.9	1.3
Total	100.0%	100.0%

BOND AND EQUITY—OTHER DISCLOSURES

During 2006 and 2005, the Company acquired bonds and stocks through exchanges aggregating $6,997 thousand and $54,086 thousand, respectively. When exchanging securities, the Company generally accounts for assets at their fair value or at the book value if lower unless the exchange was as a result of restricted securities under SEC rule 144A exchanged for unrestricted securities, which are accounted for at book value.

For the years ended December 31, 2006 and 2005, the carrying amount of bonds and stocks denominated in foreign currency was $13,273 thousand and $13,290 thousand, respectively.

Debt securities amounting to approximately $8,784 thousand and $8,963 thousand at December 31, 2006 and 2005, respectively, were on deposit with governmental authorities or trustees, as required by law.

The Company does not engage in the practice of wash sales, however, in isolated cases in the course of the asset management activities, a security may be sold and repurchased in whole or in part within thirty days of the sale when an opportunity to significantly enhance the return on the investment is present. The Company had no wash sales during the year ended December 31, 2006.

The Company uses a third party proprietary system in determining the market value of its loan-backed securities. In 2006, the Company did not change from the retrospective to the prospective method on any individual security holding since no holding had a negative yield.

B. MORTGAGE INVESTMENTS:

The Company holds mortgages that are principally collateralized by commercial real estate. The Company also issues mezzanine real estate loans, which are secured by a pledge of direct or indirect equity interests in an entity that owns real estate. The maximum percentage of any one loan to the value of the security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 73% for commercial loans (including mezzanine loans). The coupon rates for mezzanine commercial mortgages issued during 2006 were 5.76% to 5.90%.

MORTGAGE IMPAIRMENT REVIEW PROCESS

The Company monitors the effects of current and expected market conditions and other factors on the collectibility of mortgages to identify and quantify any impairment in value. There were no mortgages with impaired values at December 31, 2006 and 2005. The Company accrues interest income on impaired loans to the extent it is deemed collectible. Any mortgages in default more than eighteen months will have all due and accrued income non-admitted.

MORTGAGE DIVERSIFICATION

At December 31, 2006 and 2005, the carrying values of mortgage investments were diversified by property type and geographic region, as follows:

	2006	2005
Property Type
Office building	59.0%	81.8%
Shopping centers	35.8	14.0
Apartments	5.2	4.2
Total	100.0%	100.0%

	2006	2005
Geographic Region
South Atlantic	26.1%	54.8%
Pacific	26.1	21.3
North Central	18.8	0.0
Mountain	16.3	13.4
Middle Atlantic	7.5	6.3
South Central	5.2	4.2
Total	100.0%	100.0%

At December 31, 2006, approximately 26.1% of the mortgage portfolio was invested in California in the Pacific region included in the preceding table. At December 31, 2005, approximately 43.4% of the mortgage portfolio was invested in the District of Columbia in the South Atlantic region included in the preceding table.

B-36	Statement of Additional Information Single Premium Immediate Annuities

Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2006	continued

SCHEDULED MORTGAGE MATURITIES

At December 31, 2006, the contractual maturity schedule of mortgages is shown below (in thousands):

Carrying Value
Due in one year or less	$1,277
Due after one year through five years	67,768
Due after five years through ten years	35,586
Due after ten years	4,864
Total	$109,495

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

MORTGAGE—OTHER DISCLOSURES

The Company has no Reverse Mortgages as of December 31, 2006 and 2005.

C. SUBSIDIARIES AND AFFILIATES:

The Company is a direct wholly-owned insurance subsidiary of TIAA, an insurance company domiciled in the State of New York. TIAA-CREF Life Insurance Agency (“Agency”) is the sole operating subsidiary of TIAA-CREF Life. The Company has no investments in subsidiary, controlled and affiliated entities that exceed 10% of its admitted assets. To conform to the NAIC Annual Statement presentation, the $1,000 thousand carrying value as of December 31, 2006 of Agency is reported as other invested assets. The carrying value of Agency was not impaired for the years ended December 31, 2006 or 2005. Additionally, Agency had no net income for the years ended December 31, 2006 and 2005. During 2006 and 2005, there was no net amount due from insurance subsidiaries and affiliates.

D. OTHER LONG TERM INVESTMENTS:

The Company’s carrying value of other long-term investments, which are primarily the interest in Agency and contract loans, derivatives, and investments in process, at December 31, 2006 and 2005 was $1,507 thousand and $153 thousand, respectively.

E. COMMITMENTS:

At December 31, 2006, the Company had no outstanding commitments to fund future investments. The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers, and the funding of mortgages and real estate commitments are generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy.

Note 4—investment income and capital gains and losses

Net Investment Income: The components of net investment income were as follows (in thousands):

	2006	2005	2004
Bonds	$131,774	$140,889	$141,493
Stocks	1,191	86	58
Mortgages	7,345	10,169	11,803
Cash, cash equivalents and short-term investments	2,532	645	427
Other long-term investments	397	(1,106)	(4,947)
Total gross investment income	$143,239	$150,683	$148,834
Less investment expenses	(3,240)	(3,238)	(3,088)
Net investment income before amortization of net IMR gains	139,999	147,445	145,746
Amortization of net IMR gains	1,209	2,229	2,393
Net investment income	$141,208	$149,674	$148,139

Due and accrued income is excluded from surplus on the following basis: 1) Bonds – income due and accrued on bonds in or near default or that is over 90 days past due, 2) Mortgages – income due and accrued with amounts greater than the excess of the property value over the unpaid principal balance and on mortgages in default more than eighteen months. No income was excluded from income or surplus for the years ended December 31, 2006 and 2005.

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales and redemptions of investments were as follows (in thousands):

	2006	2005	2004
Bonds	$(2,531)	$(875)	$3,937
Stocks	—	605	—
Mortgages	(326)	—	—
Cash, cash equivalent and short-term investments	(2)	—	(3)
Total before capital gains taxes and transfers to the IMR	(2,859)	(270)	3,934
Transfers to the IMR	1,986	(656)	(4,237)
Capital gains taxes	62	(62)	(221)
Net realized capital (losses) less capital gains taxes, after transfers to the IMR	$(811)	$(988)	$(524)

Write-downs of bonds resulting from impairments that are considered to be other-than-temporary, reflected in the preceding table as realized capital losses, were approximately $1,324 thousand, $1,270 thousand and $0 at December 31, 2006, 2005 and 2004, respectively. Write-downs of mortgages resulting from impairments that are considered to be other-than-temporary, reflected in the preceding table as realized capital losses, were approximately $326 thousand, $0 and $0 at December 31, 2006, 2005 and 2004, respectively.

Proceeds from sales of long-term bond investments during 2006, 2005 and 2004 were $146,587 thousand, $155,253 thousand and $127,947 thousand, respectively. Gross gains of $2,534 thousand, $2,006 thousand and $4,837 thousand, and gross losses, excluding impairments considered to be other-than-temporary, of $3,809 thousand, $1,635 thousand and $953 thousand were realized on these sales during 2006, 2005 and 2004, respectively.

Single Premium Immediate Annuities Statement of Additional Information	B-37

Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2006	continued

Unrealized Capital Gains and Losses: For 2006, 2005 and 2004, the net change of unrealized capital gains/(losses) in investments, resulting in a net increase (decrease) in valuation of investments was approximately $(299) thousand, $(221) thousand and $621 thousand, respectively.

Note 5—Disclosures about fair value of financial instruments

The estimated fair value amounts of financial instruments presented in the following tables were determined by the Company using market information available as of December 31, 2006 and 2005 and appropriate valuation methodologies. However, considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

(in thousands)	Carrying Value	Estimated Fair Value
December 31, 2006
Assets
Bonds	2,317,956	2,301,742
Preferred Stocks	34,845	34,670
Mortgages	109,495	107,926
Cash, cash equivalents and short-term investments	113,178	113,178
Separate account assets	562,765	562,765
Separate account seed money investments	1,363	1,363
Liabilities
Liability for deposit-type contracts	883,666	883,666
Derivative financial instruments	3,437	3,437
Separate account liabilities	562,765	562,765

December 31, 2005
Assets
Bonds	2,692,895	2,688,338
Common Stocks	1,000	1,000
Preferred Stocks	7,515	7,518
Mortgages	136,596	134,209
Cash, cash equivalents and short-term investments	1,039	1,039
Separate account assets	420,740	420,740
Separate account seed money investments	1,134	1,134
Derivative financial instruments	15	420
Liabilities
Liability for deposit-type contracts	921,996	921,996
Derivative Financial Instruments	3,140	3,660
Separate account liabilities	420,740	420,740

Bonds: The fair values for publicly traded long-term bond investments were determined using quoted market prices. For privately placed long-term bond investments without a readily ascertainable market value, such values were determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings.

The aggregate carrying values and estimated fair values of publicly traded and privately placed bonds at December 31, were as follows (in thousands):

	Carrying Value	Estimated Fair Value
December 31, 2006
Publicly traded bonds	$1,820,949	$1,807,640
Privately placed bonds	497,007	494,102
Total	$2,317,956	$2,301,742

	Carrying Value	Estimated Fair Value
December 31, 2005
Publicly traded bonds	$2,090,209	$2,087,292
Privately placed bonds	602,686	601,046
Total	$2,692,895	$2,688,338

Mortgages: The fair values of mortgages were generally determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings.

Common Stocks, Cash, Cash Equivalents and Short-Term Investments, Contract Loans and Separate Account Seed Money Investments: The carrying values approximate the estimated fair values.

Preferred Stocks: The fair values of preferred stocks were determined using quoted market prices or valuations from the NAIC.

Deposit-type contracts: For deposit-type contracts the fair value approximates the carrying value of the contract.

Insurance and Annuity Contracts: TIAA-CREF Life’s insurance and annuity contracts entail mortality risks and are, therefore, exempt from the fair value disclosure requirements related to financial instruments.

Derivative Financial Instruments: The fair values of interest rate swap contracts and foreign currency swap contracts are estimated internally based on (models generally used and accepted by the market) estimated future cash flows, anticipated foreign exchange relationships and anticipated interest rates and such values are reviewed for reasonableness with values provided by TIAA-CREF Life’s derivative counterparties.

Note 6—derivative financial instruments

The Company uses derivative instruments for hedging and income generation purposes, and accounts for its derivatives in accordance with SSAP 86, “Accounting for Derivative Instruments and Hedging Activities.” The Company does not engage in derivative financial instrument transactions for speculative purposes. The Company enters into derivatives directly with counterparties of high credit quality (i.e., rated AA or better at the date of a transaction) and monitors counterparty credit quality on an ongoing basis. The Company does not require cash collateral on derivative instruments. TIAA-CREF Life’s counterparty credit risk is limited to the net positive fair value of its derivative positions for the each individual counterparty, unless otherwise described below.

B-38	Statement of Additional Information Single Premium Immediate Annuities

Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2006	continued

Interest Rate Swaps: The Company enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts are designated as cash flow hedges and allow the Company to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. The Company also enters into interest rate swaps to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows. These contracts are entered into as a fair value hedge in connection with certain interest sensitive products. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Net payments received and net payments made or accrued under interest rate swap contracts are included in net investment income. The changes in the carrying value of interest rate swap are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not meet or no longer meet the accounting criteria of an effective hedge are accounted for at fair value.

Foreign Currency Swap Contracts: TIAA-CREF Life enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counter-party risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not meet or no longer meet the accounting criteria of an effective hedge are accounted for at fair value according to accounting guidance.

		2006
(in thousands)		Notional	Carrying Value	Estimated FV
Foreign currency swap contracts	Assets	—	—	—
	Liabilities	10,080	(3,431)	(3,431)
	Subtotal	10,080	(3,431)	(3,431)

Interest rate swap contracts	Assets	—	—	—
	Liabilities	4,000	(6)	(6)
	Subtotal	4,000	(6)	(6)

Total Derivatives	Assets	—	—	—
	Liabilities	14,080	(3,437)	(3,437)
	Total	14,080	(3,437)	(3,437)

		2005
(in thousands)		Notional	Carrying Value	Estimated FV
Foreign currency swap contracts	Assets	—	—	—
	Liabilities	10,080	(3,140)	(3,620)
	Subtotal	10,080	(3,140)	(3,620)

Interest rate swap contracts	Assets	177,400	15	420
	Liabilities	4,000	—	(40)
	Subtotal	181,400	15	380

Total Derivatives	Assets	177,400	15	420
	Liabilities	14,080	(3,140)	(3,660)
	Total	191,480	(3,125)	(3,240)

Note 7—Separate Accounts

TIAA-CREF Life Separate Account VA-1 (“VA-1”) was established as a separate account of TIAA-CREF Life on July 27, 1998 to fund individual non-qualified variable annuities. It currently funds the Personal Annuity Select and Lifetime Variable Select individual flexible premium variable annuities, and Single Premium Immediate Annuities. VA-1 is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. All of its assets are invested in an underlying portfolio of mutual funds. The underlying series mutual fund, TIAA-CREF Life Funds, currently has ten investment portfolios: Growth Equity Fund, Growth & Income Fund, International Equity Fund, Stock Index Fund, Social Choice Equity Fund, Large-Cap Value Fund, Small-Cap Equity Fund, Real Estate Securities Fund, Bond Fund and Money Market Fund.

Most of the contracts offered through VA-1 include a nominal guaranteed minimum death benefit. The Separate Account offers full or partial withdrawal at market value with no surrender charge. The assets of these accounts are generally carried at market value.

The TIAA-CREF Life Separate Account VLI-1 (“VLI-1”) is a unit investment trust and was organized May 23, 2001. It was established under New York Law for the purpose of issuing and funding flexible premium variable universal life insurance policies.

TIAA-CREF Life provides mortality and expense guarantees to VA-1 and VLI-1, for which it is compensated. The Company also guarantees that expense charges to VLI-1 participants will never rise above the maximum amount stipulated in the contract.

Although the Company owns the assets of the separate accounts, and the obligations under the contracts are obligations of the Company, the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA-CREF Life’s other income, gains or losses. Under New York law, the separate account cannot be charged with liabilities incurred by any other TIAA-CREF Life separate account or other business activity TIAA-CREF Life may undertake.

Single Premium Immediate Annuities Statement of Additional Information	B-39

Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2006	continued

Information regarding separate accounts of the Company for the years ended December 31, is as follows (in thousands):

	Non-guaranteed Separate Accounts
	2006	2005	2004
Premiums and considerations	$144,088	$77,109	$107,085
Reserves:
For accounts with assets at:
Fair value	562,814	419,983	354,335
Amortized cost	—	—	—
Total Reserves	$562,814	$419,983	$354,335
By withdrawal characteristics:
At fair value	562,814	419,983	354,335
Total Reserves	$562,814	$419,983	$354,335

The following is a reconciliation of transfers to or (from) the Company to the Separate Accounts (in thousands):

	2006	2005	2004
Transfers as reported in the Summary of operations of the separate accounts statement:
Transfers to separate accounts	$233,215	$226,183	$180,869
Transfers from separate accounts	167,646	183,271	112,526
Net transfers to or (from) separate accounts	$65,569	$42,912	$68,343
Reconciling Adjustments:
Fund transfer exchange gain/loss	$640	$562	$68
Transfers as reported in the summary of operations of the life, accident & health annual statement	$66,209	$43,474	$68,411

Note 8—related party transactions

The majority of services for the operation of the Company are provided, at cost, by TIAA under a Service Agreement. Expense reimbursement payments under the Service Agreement are made quarterly by TIAA-CREF Life to TIAA based on TIAA’s costs for providing such services. The Company also reimburses TIAA on a quarterly basis for certain investment management services, at cost, according to the terms of an Investment Management Agreement.

The Company has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain the Company’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. The total capital stock owned by and net paid-in-capital received from TIAA is $290 million.

The Company maintains a $100 million unsecured 364-day revolving line of credit with TIAA. As of December 31, 2006, $30 million of this facility was maintained on a committed basis for which the Company paid a commitment fee of 3 basis points on the undrawn committed amount. During 2006, there were 36 draw downs totaling $144 million which were repaid by December 31, 2006. As of December 31, 2006 outstanding principal plus accrued interest was $0.

The Company provides all administrative services for VA-1 and VLI-1 in connection with the operations of its separate accounts, VA-1 and VLI-1. Teachers Personal Investor Services, a wholly-owned subsidiary of TIAA-CREF Enterprises, Inc. distributes contracts for VA-1 and VLI-1.

Services for funding agreements used to fund certain qualified state tuition programs for which TIAA-CREF Tuition Financing, Inc. (“TFI”) a wholly-owned subsidiary of Enterprises, is the program manager, are provided to TIAA-CREF Life by TFI pursuant to a Service Agreement between the Company and TFI.

Note 9—federal income taxes

Beginning January 1, 1998, the Company began filing a consolidated federal income tax return with its parent and its affiliates. The consolidated group has entered into a tax-sharing agreement that follows the current reimbursement method, whereby members of the group will generally be reimbursed for their losses on a pro-rata basis by other members of the group to the extent that they have taxable income, subject to the limitations imposed under the Internal Revenue Code (“Code”). Amounts due from TIAA for federal income taxes were $3,865 thousand and $1,754 thousand at December 31, 2006 and 2005, respectively. Amounts payable to TIAA for capital gains tax were $0 and $62 thousand at December 31, 2006 and 2005, respectively.

The components of the Company’s net deferred tax asset were as follows (in thousands):

	2006	2005
Gross deferred tax assets	$11,849	$11,611
Gross deferred tax liabilities	725	348
Deferred tax assets non-admitted	9,095	9,354
Net admitted deferred tax asset	$2,029	$1,909

Change in non-admitted deferred tax assets	$(259)	$(1,676)

The Company’s gross deferred tax assets were primarily attributable to differences in required reserves and the capitalization of acquisition costs required by the Code. The Company’s gross deferred tax liability is attributable to deferred market discount on bonds.

The components of the Company’s income taxes incurred and the change in deferred tax assets and liabilities are as follows (in thousands):

	2006	2005
Current tax	$6,246	$11,506
Federal income tax on net capital gains	$(62)	$62
Change in deferred tax assets	$497	$177
Change in deferred tax liabilities	377	(92)
Net change in deferred taxes	$120	$269

B-40	Statement of Additional Information Single Premium Immediate Annuities

Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2006	continued

The Company is subject to the domestic federal statutory income tax rate of 35%. The Company’s effective federal income tax rate for 2006 and 2005 differs from tax at the statutory income tax rate, as illustrated below (in thousands):

	2006	2005	2004
Net gain from operations after dividends	$24,336	$33,912	$34,867
Statutory rate	35%	35%	35%
Tax at statutory rate	8,518	11,869	12,203
Deferred acquisition costs less amortization	(729)	(604)	(157)
Amortization of interest maintenance reserve	(423)	(780)	(838)
Net increase in reserves	50	304	(1,835)
True-up of prior year’s tax	(137)	(482)	(92)
Prior year adjustment	—	2,316	—
Market discount adjustments	(571)	(291)	(186)
Separate Account Net Income	(246)	(255)	(29)
Prepayment Penalty	(102)	(569)	(337)
Other adjustments	(114)	(1)	138
Current taxes incurred	$6,246	$11,506	$8,867

As of December 31, 2006, 2005 and 2004, the Company had no net operating loss carryforwards for tax purposes.

The Company incurred federal taxes in the current or preceding years that are available for recoupment in the event of future net losses, are as follows (in thousands):

Year Incurred	Tax Incurred
2004	$8,477
2005	11,851
2006	6,383

Note 10—pension plan and postretirement benefits

The Company has no employees. The Company’s parent, TIAA allocates employee benefit expenses based on salaries attributable to the Company. The Company’s share of net expense for the qualified defined contribution plan was approximately $2,054 thousand, $1,968 thousand and $2,394 thousand for 2006, 2005 and 2004, respectively and for Other Postretirement Benefit plans was $327 thousand, $287 thousand and $348 thousand for 2006, 2005 and 2004, respectively.

Note 11—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves are based on assumptions for interest, mortality and other risks insured and establish a sufficient provision for all benefits guaranteed under policy and contract provisions.

Personal Annuity Select (“PAS”), a deferred annuity, and Funding Agreements (“FA”) represent 95% of the total reserves in the Company. The general account reserves for these products are equal to the account balance plus the present value, at the maximum statutory valuation rate on an issue year basis, of excess interest guaranteed beyond the valuation date. In addition, a reserve is maintained in the general account for the PAS’s and the Lifetime Variable Select’s (“LVS”) Guaranteed Minimum Death Benefit (“GMDB”) provisions. The reserve for the GMDB is calculated on a seriatim basis in accordance with Actuarial Guideline 34, Variable Annuity Minimum Guaranteed Death Benefit Reserves and New York State Regulation 151 and was approximately $715 thousand and $1,094 thousand at December 31, 2006 and 2005 respectively.

For the product, Lifetime Fixed V, base reserves are calculated in accordance with the Commissioners Annuity Reserve Valuation Method “CARVM” as the greatest present values, at the date of valuation, of all future benefits provided for by the contract on any day of each respective contract year. Reserves are based on the Annuity 2000 Table and interest rates on an issue year basis, varying by benefit type.

For deferred annuities in the pay out stage, Single Premium Immediate Annuities (“SPIA”) and supplementary contracts, the path of future guaranteed benefits with the highest present value is used to set policy reserves. For most fixed period annuity contracts (except for certain issues prior to 2002), this present value is calculated using the maximum statutory valuation interest rate for SPIA. Life annuity contracts are valued based on the Annuity 2000 table, and the maximum valuation interest rates on an issue year basis.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contracts and other liabilities without life or disability contingencies at December 31, are as follows (in thousands):

	2006		2005
	Amount	Percent	Amount	Percent
Subject to discretionary withdrawal:
At book value without adjustment	$2,138,494	77.9%	$2,461,600	83.9%
At book value less current surrender charge of 5% or more	2,374	0.1	5,569	0.2
At fair value	555,776	20.2	416,980	14.2
Not subject to discretionary withdrawal	49,659	1.8	49,278	1.7
Total (gross)	2,746,303	100.0%	2,933,427	100.0%

Reinsurance ceded	—		—
Total (net)	$2,746,303		$2,933,427

Annuity reserves and deposit-type contract funds and other liabilities without life or disability contingencies for the year ended December 31, are as follows (in thousands):

	2006	2005
General Account:
Total annuities (excluding supplementary contracts) with life	$1,272,662	$1,560,531
Supplementary contracts with life contingencies	709	347
Miscellaneous reserves, GMDB	715	1,094
Deposit-type contracts	916,441	954,475
Subtotal	2,190,527	2,516,447
Separate Accounts:
Annuities	555,776	416,980
Total	$2,746,303	$2,933,427

Single Premium Immediate Annuities Statement of Additional Information	B-41

Notes to statutory—basis financial statements	TIAA-CREF Life Insurance Company December 31, 2006	concluded

For Ordinary Life Insurance (including term plans, Universal Life and Variable Universal Life), reserves for all policies are calculated in accordance with New York State Insurance Regulation 147 using the 1980 CSO Table or 2001 CSO Table and interest rates of 4.5% and 4.0%. Term conversion reserves are based on TIAA-CREF Life term conversion mortality experience and interest at 4.5% or 4.0%. Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and are set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. The Company had no policies where the surrender values were in excess of the legally computed reserves at December 31, 2006 and December 31, 2005, respectively. As of December 31, 2006 and 2005, the Company had $2,168,127 thousand and $1,993,980 thousand of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the State of New York. Reserves to cover the above insurance totaled $10,170 thousand and $5,611 thousand at December 31, 2006 and 2005, respectively.

For retained assets, an accumulation account issued from the proceeds of annuity and life insurance policies, reserves are held equal to the current account balances.

The Tabular Interest has been determined by formula as prescribed by the NAIC. The Tabular Less Actual Reserve Released has been determined by formula as prescribed by the NAIC. The Tabular Cost has been determined by formula as described in the instructions prescribed by the NAIC. For Immediate Annuities not involving life contingencies and Supplementary Contracts not involving life contingencies, for each valuation rate of interest, the tabular interest has been calculated as the product of the valuation rate times the mean liability for the year. For all other funds not involving life contingencies, tabular interest has been calculated as the total interest credited to such funds.

Note 12—reinsurance

In 2004, TIAA and TIAA-CREF Life entered into a series of agreements with Metropolitan Life Insurance Company (“MetLife”) including an administrative agreement for MetLife to service the long-term care business of TIAA and TIAA-CREF Life, an indemnity reinsurance agreement where TIAA and TIAA-CREF Life ceded to MetLife 100% of the long-term care liability and an assumption reinsurance agreement where, upon appropriate filings in each jurisdiction, MetLife has begun the process of offering the TIAA and TIAA-CREF Life policyholders the option of transferring their policies from TIAA and TIAA-CREF Life to MetLife.

In addition to the MetLife agreements, the Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. The regulatory required liability for reserves ceded to unauthorized reinsurers is secured by letters of credit. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of the impact of reinsurance. The major lines in the accompanying financial statements that were reduced by the effect of these reinsurance agreements include (in thousands):

	2006	2005	2004
Premiums	$37,817	$30,621	$60,901
Increase in policy and contract reserves	66,915	52,446	47,473
Policy and contract reserves	195,794	128,878	76,432

Note 13—capital and surplus and shareholders’ dividends restrictions

The portion of contingency reserves represented or reduced by each item below as of December 31, are as follows (in thousands):

	2006	2005
Net unrealized capital (losses)	$(299)	$(221)
Asset valuation reserve	(1,205)	(3,810)
Deferred federal income tax	(139)	(1,406)
Non-admitted asset value	259	1,690
Prior year income adjustment	—	6,617

Capital: The Company has 2,500 shares of common stock authorized, issued and outstanding. All shares are Class A. The Company has no preferred stock outstanding.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company generally has not paid dividends to its shareholder and has no plans to do so in the current year.

Restricted Common Stock and Preferred Stock: The Company does not have any restricted common stock or preferred stock.

Note 14—contingencies

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to the Company’s financial position or the results of its operations.

B-42	Statement of Additional Information Single Premium Immediate Annuities

730 Third Avenue

New York, NY 10017-3206

A10896

05/07